As filed with the Securities and Exchange Commission on May 4, 2023

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23761

NEUBERGER BERMAN ETF TRUST
(Exact Name of Registrant as specified in charter)
c/o Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, New York 10104-0002
(Address of Principal Executive Offices – Zip Code)

Joseph V. Amato
Chief Executive Officer and President
Neuberger Berman ETF Trust
c/o Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, New York 10104-0002

Lori L. Schneider, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C.  20006-1600
 (Names and Addresses of agents for service)

Registrant's telephone number, including area code: (212) 476-8800

Date of fiscal year end: August 31

Date of reporting period: February 28, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940, as amended (“Act”) (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Report to Shareholders.

(a)	Following is a copy of the semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Act.

Neuberger Berman
ETF Trust
Carbon Transition & Infrastructure ETF
Commodity Strategy ETF
Disrupters ETF
Next Generation Connected Consumer ETF

Semi-Annual Report
February 28, 2023

The "Neuberger Berman" name and logo and "Neuberger Berman Investment Advisers LLC" name are registered service marks of Neuberger Berman Group LLC. The individual Fund names in this piece are either service marks or registered service marks of Neuberger Berman Group LLC or Neuberger Berman Investment Advisers LLC, an affiliate of Neuberger Berman BD LLC, distributor, member FINRA. ©2023 Neuberger Berman BD LLC, distributor. All rights reserved.

President’s Letter
Dear Shareholder,
We are pleased to present the semi-annual shareholder report for the actively managed Neuberger Berman Exchange Traded Funds (ETFs) for the six-month period ended February 28, 2023 (the reporting period).
The overall equity market experienced periods of elevated volatility, but generated a positive, albeit modest gain, during the reporting period. There was no shortage of factors that drove the market’s fluctuations, led by elevated and persistent inflation and central banks’ aggressive rate hikes to bring rising prices under control. In the U.S., the U.S. Federal Reserve Board (Fed) raised interest rates four times during the reporting period, for a total of eight hikes since it began tightening monetary policy in March 2022. The Fed’s recent increase in February 2023 pushed the Fed Funds rate to between 4.50% and 4.75%, the highest level since 2007. The European Central Bank and the Bank of England, among others, also raised rates to fight inflation.
In January 2023, the International Monetary Fund (IMF) released its World Economic Outlook Update and modestly increased its growth projections versus its update in October 2022. That said, the IMF expects global growth to moderate from 3.4% in 2022 to 2.9% in 2023. For the U.S., their estimate is 1.4% growth in 2023, down from 2.0% in 2022. The U.S. economy’s resiliency, thus far, is partly due to a strong labor market, as the unemployment rate of 3.4% in January 2023 was the lowest in 53 years. While it ticked higher the next month, it remains extremely low from a historical perspective.
As we look ahead, we anticipate the Fed to remain keenly focused on curbing inflation. That said, we also believe that the opportunity remains for the central bank to achieve their goals without triggering a severe and/or prolonged economic downturn. Key indicators as to what kind of potential "landing" we can expect will be whether inflation eases in areas of importance to the Fed, improving supply chains remain free of geopolitical complications, and wage growth can be effectively recalibrated to more accurately reflect current demand. Another critical aspect will center on the continued resetting of valuations.
We continue to believe that a judicious approach to risk and reward and a bias towards higher qualitative characteristics, sustainable business models, pricing power, balance sheet strength and managements capable of consistent execution remain a prudent course for navigating what likely remains an unsettled environment in months ahead.
In early March, events in the banking sector caused some volatility and investor concern. As was widely reported, Silicon Valley Bank (SVB) and Signature Bank (Signature) were placed in Federal Deposit Insurance Corporation (FDIC) receivership. In response, the U.S. Treasury, Federal Reserve and FDIC announced that the government would guarantee all deposits at the two banks. Soon after, Credit Suisse (CS) experienced substantial asset outflows amid concerns about its financial stability, which resulted in Swiss regulators’ approval of an acquisition of CS by UBS Group AG. The Neuberger Berman ETFs had no direct exposure to SVB, Signature or CS shares.
We thank you for the confidence you have placed with us and look forward to serving you in the future.
Sincerely,

Joseph V. Amato
President and CEO
Neuberger Berman ETF Trust

Carbon Transition & Infrastructure ETF Commentary (Unaudited)
Neuberger Berman Carbon Transition & Infrastructure ETF (the Fund) generated a -0.23% total return on a net asset value (NAV) basis for the six-month period ended February 28, 2023 (the reporting period), underperforming the 3.32% total return of its benchmark, the MSCI All Country World Index (Net) (the Index), for the same period. (Fund performance on a market price basis is provided in the table immediately following this letter.)
The Fund seeks to maximize long-term returns by investing in companies we view as innovative with commercial impact in carbon transition and infrastructure. Since its inception in April 2022, the Fund has outperformed the Index. However, during the reporting period, Fund trends were more mixed leading to the Index outpacing the Fund.
While there were many factors impacting short-term performance during the reporting period, we believe our thematic portfolio remains well positioned for the longer-term.  For perspective, during the reporting period short-term trends were mixed, evidenced by the Industrials sector where our Machinery holding detracted from returns. These results were partially offset by positive stock selection in the Materials sector. In particular, our Chemicals positions proved beneficial to performance. Our natural gas-centric midstream Energy holdings also contributed to Fund performance. Utilities helped temper episodes of significant market volatility during 2022 while the Index outpaced the sector year-to-date in 2023 given an increased investor appetite for higher beta1 (risk) sectors, including technology. That said, in our view, Utilities remains among the most attractive sectors that may benefit from carbon transition given powerful long-term electrification and clean energy tailwinds.  Further, a lack of exposure to the Financials sector, which is less exposed to the carbon transition theme, proved to be a headwind to relative performance during the reporting period. On the flip side, an overweight posture in Industrials, namely in the Electrical Equipment industry, contributed favorably to performance. Given prevailing market uncertainty, we continue to favor a barbell strategy, with an emphasis on prudently balancing between higher growth equities and lower beta opportunities characterized by compelling earnings visibility. We continue to seek exposure to fundamentally attractive companies that we believe are opportunistically positioned to deliver positive relative outperformance over the long term.
We believe the broad carbon transition opportunity remains underappreciated in the context of compelling energy transition and global decarbonization mega-themes. Our holdings represent a blend of iconic leaders and strong, up-and-coming innovators we believe are poised to benefit over the long term. We believe our disciplined portfolio management process and the team’s understanding of investing in the carbon transition and infrastructure mega-theme provide the Fund with a competitive advantage over the long-term.
Sincerely,
Timothy Creedon, Hari Ramanan, Ronald B. Silvestri, Jared Mann and James Tyre
Portfolio Managers
1 Beta is a measure of the systematic risk of a portfolio. It is the covariance of the portfolio and a market index divided by the variance of the market index. Beta measures the historical sensitivity of a portfolio’s returns to movements in the market index. The beta of the market index will always be one. A portfolio with a beta above the market index (i.e. ˃1) means that the portfolio has greater volatility than the market index. If the beta of the portfolio is 1.2, a market increase in return of 1% implies a 1.2% increase in the portfolio’s return. If the beta of the portfolio is 0.8, a market decrease in return of 1% implies a 0.8% decrease in the portfolio’s return.
Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.
The portfolio composition, industries and holdings of the Fund are subject to change without notice.
The opinions expressed are those of the Fund’s portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Carbon Transition & Infrastructure ETF (Unaudited)

TICKER SYMBOL
Carbon Transition & Infrastructure ETF	NBCT

SECTOR ALLOCATION
(as a % of Total Investments*)
Energy	6.2%
Industrials	36.2
Information Technology	10.5
Materials	10.3
Utilities	33.3
Short-Term Investments	3.5
Total	100.0%

*	Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS[1]
	Inception Date	Six Month Period Ended 02/28/2023	Cumulative Total Return Ended 02/28/2023 Life of Fund
At NAV[2]
Carbon Transition & Infrastructure ETF	04/06/2022	-0.23%	-4.01%
At Market Price[3]
Carbon Transition & Infrastructure ETF	04/06/2022	-0.22%	-3.57%
Index
MSCI All Country World Index (Net)[4]		3.32%	-9.15%
The performance data quoted represent past performance and do not indicate future results. Return information shown for less than one year is cumulative, not annualized. The Fund is new and has limited performance history that should not be relied on. Past performance, particularly for brief periods of time, are not indicative of future returns. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/ETF.
The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.
The investment return and principal value of an investment will fluctuate and shares, when sold or redeemed, may be worth more or less than their original cost.
The Market Price is the official closing price as of the closing time of the NYSE Arca (typically 4 p.m., Eastern time). Net Asset Value ("NAV") is determined at the close of each business day and represents the dollar value of one share of the Fund. It is calculated by taking the total assets of the Fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the Fund's intraday trading value. Fund investors should not expect to buy or sell shares at NAV.
Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not waived a portion of its management fee during the period shown. Please see Note B in the Notes to Financial Statements for specific information regarding the Fund’s management fee waiver arrangement.
As stated in the Fund’s most recent prospectus, the estimated total annual operating expense ratio for fiscal year 2022 was 0.65% (before the fee waiver). The estimated expense ratio was 0.55% after the fee waiver. The expense ratios for the semi-annual period ended February 28, 2023, can be found in the Financial Highlights section of this report.

Commodity Strategy ETF Commentary* (Unaudited)
Neuberger Berman Commodity Strategy ETF (the Fund) generated a -2.20% total return on a net asset value (NAV) basis for the six-month period ended February 28, 2023 (the reporting period), outperforming the -10.92% total return of its benchmark, the Bloomberg Commodity Index (the Index), for the same period. (Fund performance on a market price basis is provided in the table immediately following this letter.)
Commodity markets were mixed during the reporting period. Within the Index, energy was the worst performing sector due to natural gas’s severe decline of nearly 70% during the reporting period. With China’s lockdown coming to a close, industrial metals were positive with copper leading the way and appreciating over 18%. Precious metals was the best performing sector during the reporting period and generated a return of over 9%. Here, silver and platinum were the standout commodities, both gaining nearly 20%. Meanwhile, agriculture was essentially flat during the reporting period, while softs were down approximately 1.5%. Finally, livestock was also positive, in part due to live cattle which was up over 10%.
While the Fund generated a negative absolute return during the reporting period, it outperformed the Index on a relative basis. The Fund seeks to gain exposure to the commodity markets by investing, directly or indirectly, in futures contracts on individual commodities and other commodity-linked derivative instruments. The Fund’s tactical positioning detracted from performance during the reporting period.
Looking at the commodity sectors in which the Fund invests, energy positioning was the largest detractor to performance from an absolute perspective but was by far the largest positive contributor to excess performance. As we’ve mentioned in previous reports, the Fund seeks to avoid outsized risk contribution from any one commodity, such as natural gas. During the reporting period, the Fund’s significant underweight in natural gas helped it avoid significant losses as the Bloomberg Sub Natural Gas Index fell over -70% during the reporting period. The Fund’s positioning in industrial metals was additive during the reporting period, but a slight detractor from relative performance. Specifically, positive performance from the Fund’s overweight in copper versus the Index was offset by negative performance due to an underweight in aluminum. Precious metals delivered positive performance to the overall portfolio during the reporting period. Relative to the Index, however, precious metals’ positioning was a slight detractor, mainly due to an out-of-Index position in palladium and a slight underweight in silver. Agriculture positioning detracted from performance on an absolute basis, but was slightly positive on a relative basis. Gains from an underweight versus the Index in wheat and an overweight in soybean meal were offset by negative performance from an underweight in soybeans and an overweight in Kansas wheat. Softs detracted from performance both from an absolute and a relative perspective. In particular, the Fund suffered from an overweight in cotton and an underweight in sugar. Finally, livestock was a contributor to performance, driven by overweights in feeder cattle and lean hogs versus the Index.
As we completed the first two months of 2023, we observed strengthening micro fundamentals with China reopening and solid economic data in the West. However, when macro news on central bank policy blinded investors to micro fundamentals, commodity prices stayed range bound. At some point, we believe central bank policy risks will fade away and guidance will be more predictable, resulting in demand hitting the markets in a globally synchronized manner. In our view, this demand, though, will likely then meet destocked, empty inventories, potentially creating opportunities for those who remained invested.
Sincerely,
Hakan Kaya, David Yi Wan and Michael Foster
Portfolio Managers
* Effective after the close of business on October 21, 2022, Neuberger Berman Commodity Strategy Fund was reorganized into an exchange-traded fund. Please refer to Note A of the Notes to Consolidated Financial Statements for additional, important information. For more information, call us at 800-877-9700, or visit www.nb.com/ETF.
Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.
The portfolio composition, industries and holdings of the Fund are subject to change without notice.
The opinions expressed are those of the Fund’s portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Commodity Strategy ETF (Unaudited)

TICKER SYMBOL
Commodity Strategy ETF	NRBIX

PORTFOLIO BY INVESTMENT TYPE
(as a % of Total Net Assets)
Asset-Backed Securities	13.6%
Corporate Bonds	57.3
Short-Term Investments	19.8
Other Assets Less Liabilities	9.3*
Total	100.0%

*	Includes the impact of the Fund’s open positions in derivatives (other than options purchased), if any.

PORTFOLIO BY TYPE OF COMMODITY FUTURE
(as a % of Total Notional Value)
Commodity Futures:
Agriculture	22.3%
Energy	30.3
Industrial Metals	15.5
Livestock	7.7
Previous Metals	17.5
Softs	6.7
Total	100.0%

PERFORMANCE HIGHLIGHTS[1]
	Inception Date[5]	Six Month Period Ended 02/28/2023	Average Annual Total Return Ended 02/28/2023
			1 Year	5 Years	10 Years	Life of Fund
At NAV[2]
Commodity Strategy ETF	08/27/2012	-2.20%	-0.84%	7.17%	-0.20%	-0.52%
At Market Price[3]
Commodity Strategy ETF	08/27/2012	-2.28%	-0.92%	7.15%	-0.21%	-0.53%
Index
Bloomberg Commodity Index[4]		-10.92%	-4.72%	5.27%	-1.63%	-2.13%
The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/ETF.
The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.
The investment return and principal value of an investment will fluctuate and shares, when sold or redeemed, may be worth more or less than their original cost.
The Market Price is the official closing price as of the closing time of the NYSE Arca (typically 4 p.m., Eastern time). Net Asset Value ("NAV") is determined at the close of each business day and represents the dollar value of one share of the Fund. It is calculated by taking the total assets of the Fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the Fund's intraday trading value. Fund investors should not expect to buy or sell shares at NAV.
Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Please see Note B in the Notes to Consolidated Financial Statements for specific information regarding the Fund’s expense reimbursement and/or fee waiver arrangements.
As stated in the Fund’s most recent prospectus, the estimated total annual operating expense ratio for fiscal year 2022 was 0.79% (before expense reimbursements and/or fee waivers, if any). The estimated expense ratio was 0.65% after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended February 28, 2023, can be found in the Financial Highlights section of this report.

Disrupters ETF Commentary (Unaudited)
Neuberger Berman Disrupters ETF (the Fund) generated a 1.76% total return on a net asset value (NAV) basis for the six-month period ended February 28, 2023 (the reporting period), outperforming the -1.24% total return of its benchmark, the Russell 1000® Growth Index (the Index), for the same period. (Fund performance on a market price basis is provided in the table immediately following this letter.)
The overall U.S. equity market was volatile, but ultimately generated a positive return during the reporting period. Investor sentiment fluctuated given incoming economic data and expectations for U.S. Federal Reserve Board (Fed) rate hikes to fight inflation. Repercussions from the war in Ukraine and other geopolitical events also impacted the U.S. equity market. Despite concerns that elevated inflation could trigger a recession, the U.S. economy was resilient. All told, the S&P 500® Index returned 1.26% during the reporting period. In contrast, the Index returned -1.24% over the same period.
The Fund is a high conviction, all-cap portfolio that seeks to invest in companies creating new markets or disrupting old paradigms and having the potential to self-fund their growth over time. The Fund’s outperformance during the reporting period was driven by positive security selection and sector allocation.
Looking at stock selection, the Information Technology sector was the largest contributor to relative results, driven by our Semiconductors & Semiconductor Equipment positions. Consumer Discretionary was another area of strength, partially due to our Internet & Direct Marketing Retail positions. On the downside, within the Communication Services sector, our Interactive Media & Services stocks detracted from returns. Within the Health Care sector, stock selection among our Health Care Equipment & Supplies stocks was a drag on relative performance.
In terms of sector allocation, an overweight to Health Care and an underweight to Consumer Discretionary versus the Index were the largest contributors to relative returns. This was partially offset by our underweights to the Industrials and Communication Services sectors.
Looking ahead, we believe a recession near-term is unfortunately inevitable and there is likely a bit more downside ahead for equities. While valuations are at historically attractive levels, we believe earnings estimates have not been revised downward sufficiently at this point. What would make us more optimistic? Most importantly, inflation, and particularly wage inflation needs to get under control. An economic soft-landing scenario involves an uptick in the labor participation rate, combined with confidence that the Fed is committed to long-term price stability. From a stock-specific standpoint, the pandemic has both reaffirmed and accelerated the move to a digital economy, due to the need to be more competitive and work remotely. We have exposure to many of the companies that we believe are benefitting from technological innovation and disruption in areas including cloud computing, artificial intelligence, augmented reality, 5G, online payments, advanced microchips, quantum computing and streaming. Another area of portfolio interest, health care, has experienced increased emphasis on biotech drug research and development, genetic testing, and less invasive surgical procedures. Also, we believe the intersection of technology and medicine appears to offer much promise for health care (health software applications and telemedicine). In our opinion, these businesses have significant growth opportunities in the years ahead.
Sincerely,
Richard Bradt and Jason Tauber
Portfolio Managers
Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.
The portfolio composition, industries and holdings of the Fund are subject to change without notice.
The opinions expressed are those of the Fund’s portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Disrupters ETF (Unaudited)

TICKER SYMBOL
Disrupters ETF	NBDS

SECTOR ALLOCATION
(as a % of Total Investments*)
Communication Services	4.4%
Consumer Discretionary	12.5
Financials	4.2
Health Care	28.5
Industrials	7.0
Information Technology	42.3
Short-Term Investments	1.1
Total	100.0%

*	Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS[1]
	Inception Date	Six Month Period Ended 02/28/2023	Cumulative Total Return Ended 02/28/2023 Life of Fund
At NAV[2]
Disrupters ETF	04/06/2022	1.76%	-17.68%
At Market Price[3]
Disrupters ETF	04/06/2022	1.49%	-17.77%
Index
Russell 1000® Growth Index[4]		-1.24%	-14.83%
The performance data quoted represent past performance and do not indicate future results. Return information shown for less than one year is cumulative, not annualized. The Fund is new and has limited performance history that should not be relied on. Past performance, particularly for brief periods of time, are not indicative of future returns. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/ETF.
The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.
The investment return and principal value of an investment will fluctuate and shares, when sold or redeemed, may be worth more or less than their original cost.
The Market Price is the official closing price as of the closing time of the NYSE Arca (typically 4 p.m., Eastern time). Net Asset Value ("NAV") is determined at the close of each business day and represents the dollar value of one share of the Fund. It is calculated by taking the total assets of the Fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the Fund's intraday trading value. Fund investors should not expect to buy or sell shares at NAV.
Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not waived a portion of its management fee during the period shown. Please see Note B in the Notes to Financial Statements for specific information regarding the Fund’s management fee waiver arrangement.
As stated in the Fund’s most recent prospectus, the estimated total annual operating expense ratio for fiscal year 2022 was 0.65% (before the fee waiver). The estimated expense ratio was 0.55% after the fee waiver. The expense ratios for the semi-annual period ended February 28, 2023, can be found in the Financial Highlights section of this report.

Next Generation Connected Consumer ETF Commentary (Unaudited)
Neuberger Berman Next Generation Connected Consumer ETF (the Fund) generated a 9.55% total return on a net asset value (NAV) basis for the six-month period ended February 28, 2023 (the reporting period), outperforming the 3.32% total return of its benchmark, the MSCI All Country World Index (Net) (the Index), for the same period. (Fund performance on a market price basis is provided in the table immediately following this letter.)
The global equity market was volatile, but ultimately generated a positive return during the reporting period. Investor sentiment fluctuated given incoming economic data and expectations for central bank rate hikes to fight inflation. Repercussions from the war in Ukraine and other geopolitical events also impacted the global equity market. All told, the Index returned 3.32% for the reporting period.
The Fund outperformed the benchmark on a relative basis during the reporting period. Stock selection drove the Fund’s outperformance, whereas sector allocation detracted from returns.
Looking at stock selection, holdings in the Consumer Discretionary sector contributed the most to performance, driven by our Hotels, Restaurants & Leisure stocks. Within Information Technology (IT), our IT Services position added the most value. On the downside, holdings in the Communication Services sector detracted the most from performance, driven by our Interactive Media & Services holdings. The Financials sector was also a headwind for results, driven by our positions in the Insurance industry.
In terms of sector allocation, an overweight to Consumer Discretionary and an underweight to Financials versus the Index were the largest detractors from relative performance. Conversely, a lack of exposure to Utilities and Real Estate benefited returns, as they both lagged the Index.
The Fund seeks long term capital appreciation by utilizing data science to identify nascent consumer megatrends primed for mass adoption and investing in companies with the potential to commercially benefit. We also use data science insights around shifting consumer behaviors to inform our sector allocation, which, in the long-term, we believe should contribute to performance. Millennials and Gen Z are only beginning their economic takeover, with decades of powerful investment implications ahead.  This rapidly growing economic influence is driven by favorable demographics, disproportionately higher income growth and digital cohesion. Specifically, these generations behave uniquely, rooted in their status as the world’s first "digitally native" generations. We focus our analysis on behavior datasets that seek to reveal what these emerging, early-adopter consumers are thinking and doing. We believe this investment opportunity and our process to capture it will lead to compelling returns over the long-term. We are taking a balanced approach to managing the portfolio, reflecting caution around underlying earnings expectations. We continue to optimize the Fund for a choppier landscape that requires a highly selective approach and believe long-term returns will be maximized by remaining true to our long-term discipline of identifying thematically-aligned investment ideas with great business models and underappreciated long-term earnings growth potential. We believe our orientation around this longer-term thematic opportunity should expose the portfolio to the most powerful megatrends.
Sincerely,
Timothy Creedon, Hari Ramanan, Kai Cui, Kevin McCarthy, and John San Marco
Portfolio Managers
Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.
The portfolio composition, industries and holdings of the Fund are subject to change without notice.
The opinions expressed are those of the Fund’s portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Next Generation Connected Consumer ETF (Unaudited)

TICKER SYMBOL
Next Generation Connected Consumer ETF	NBCC

SECTOR ALLOCATION
(as a % of Total Investments*)
Communication Services	10.8%
Consumer Discretionary	56.4
Consumer Staples	13.9
Financials	3.1
Health Care	5.0
Information Technology	4.8
Short-Term Investments	6.0
Total	100.0%

*	Derivatives (other than options purchased), if any, are excluded from this chart.

PERFORMANCE HIGHLIGHTS[1]
	Inception Date	Six Month Period Ended 02/28/2023	Cumulative Total Return Ended 02/28/2023 Life of Fund
At NAV[2]
Next Generation Connected Consumer ETF	04/06/2022	9.55%	-13.36%
At Market Price[3]
Next Generation Connected Consumer ETF	04/06/2022	9.79%	-12.61%
Index
MSCI All Country World Index (Net)[4]		3.32%	-9.15%
The performance data quoted represent past performance and do not indicate future results. Return information shown for less than one year is cumulative, not annualized. The Fund is new and has limited performance history that should not be relied on. Past performance, particularly for brief periods of time, are not indicative of future returns. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/ETF.
The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.
The investment return and principal value of an investment will fluctuate and shares, when sold or redeemed, may be worth more or less than their original cost.
The Market Price is the official closing price as of the closing time of the NYSE Arca (typically 4 p.m., Eastern time). Net Asset Value ("NAV") is determined at the close of each business day and represents the dollar value of one share of the Fund. It is calculated by taking the total assets of the Fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the Fund's intraday trading value. Fund investors should not expect to buy or sell shares at NAV.
Returns would have been lower if Neuberger Berman Investment Advisers LLC ("NBIA") had not waived a portion of its management fee during the period shown. Please see Note B in the Notes to Financial Statements for specific information regarding the Fund’s management fee waiver arrangement.
As stated in the Fund’s most recent prospectus, the estimated total annual operating expense ratio for fiscal year 2022 was 0.65% (before the fee waiver). The estimated expense ratio was 0.55% after the fee waiver. The expense ratios for the semi-annual period ended February 28, 2023, can be found in the Financial Highlights section of this report.

Endnotes (Unaudited)

1
Unlike mutual funds, ETF shares are purchased and sold in secondary market transactions at negotiated market prices rather than at NAV and as such ETFs may trade at a premium or discount to their NAV. As a result, shareholders of the Fund may pay more than NAV when purchasing shares and receive less than
NAV when selling Fund shares. ETF shares may only be redeemed at NAV by authorized participants in large creation units. There can be no guarantee that an active trading market for shares will develop or be maintained or that the Fund’s shares will continue to be listed. The trading of shares may incur brokerage commissions. The Fund has a limited number of Authorized Participants. To the extent they exit the business or are otherwise unable to proceed in creation and redemption transactions with the Fund and no other Authorized Participant is able to step forward to create or redeem, shares of the Fund may be more likely to trade at a premium or discount to NAV and possible face trading halts or delisting. Unexpected episodes of illiquidity, including due to market factors, instrument or issuer-specific factors and/or unanticipated outflows, could have a significant negative impact on the Fund’s NAV, liquidity, and brokerage costs. To the extent the Fund’s investments trade in markets that are closed when the Fund is open, premiums or discounts to NAV may develop in share prices.

2	Returns based on the net asset value ("NAV") of the Fund.
3	Returns based on the market price of shares on the NYSE Arca.
4
Please see "Glossary of Indices" on page 11 for a description of indices. Please note that individuals cannot invest directly in any index. The indices described in this report do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track. Data about the performance of an index are prepared or obtained by Neuberger Berman Investment Advisers LLC ("NBIA") and reflect the reinvestment of income dividends and other distributions, if any. The Fund may invest in securities not included in a described index and generally does not invest in all securities included in a described index.

5
Prior to the close of business on October 21, 2022, the ETF operated as Neuberger Berman Commodity
Strategy Fund, an open-end mutual fund (the "Predecessor Fund"). The ETF has the same investment objective, strategy, restrictions and portfolio managers as the Predecessor Fund.  Prior to the ETF's listing on
October 24, 2022, the Institutional Class share NAVs of the Predecessor Fund are used to represent both the NAV and market price return history of the ETF. Please refer to Note A of the Notes to Consolidated
Financial Statements for additional, important information.

For more complete information on any of the Neuberger Berman ETFs, call us at (877) 628-2583, or visit our website at www.nb.com/ETF.

Glossary of Indices (Unaudited)

Bloomberg Commodity Index:
The index is a rolling index composed of exchange-traded futures contracts on physical commodities. The index relies primarily on liquidity data of futures contracts, along with U.S. dollar-adjusted production data, in determining the relative quantities of included commodities. The index is designed to be a highly liquid and diversified benchmark for commodities investments. The version of the index that is calculated on a total return basis reflects the returns on a fully collateralized investment in the underlying commodity futures contracts, combined with the returns on cash collateral invested in U.S. Treasury Bills.

MSCI All Country World Index (Net):
The index is a free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. The index consists of 47 country indexes comprising 23 developed and 24 emerging market country indexes. The developed market country indexes included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong
Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal,
Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States.
The emerging market country indexes included are: Brazil, Chile, China, Colombia, the Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait,
Malaysia, Mexico, Peru, the Philippines, Poland, Qatar, Saudi Arabia, South Africa,
Taiwan, Thailand, Turkey, and the UAE. China A shares are included starting from
June 1, 2018 and are partially represented at 20% of their free float-adjusted market capitalization as of November 2019. Net total return indexes reinvest dividends after the deduction of withholding taxes, using (for international indexes) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. Effective after the close on March 9, 2022, MSCI reclassified MSCI
Russia Indexes from Emerging Markets to Standalone Markets status. At that time, all
Russian securities were removed from this index at a final price of 0.00001, including both locally traded Russian equity constituents and Russian ADRs/GDRs constituents.

Russell 1000® Index:
The index is a float-adjusted, market capitalization-weighted index that measures the performance of the large-cap segment of the U.S. equity market. It includes approximately 1,000 of the largest securities in the Russell 3000® Index (which measures the performance of the 3,000 largest U.S. public companies based on total market capitalization). The index is rebalanced annually in June.

Russell 1000® Growth Index:
The index is a float-adjusted, market capitalization-weighted index that measures the performance of the large-cap growth segment of the U.S. equity market. It includes those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth rates. The index is rebalanced annually in June.

Information About Your Fund’s Expenses (Unaudited)
As a Fund shareholder, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of your Fund shares; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in a Fund and compare these costs with the ongoing costs of investing in other funds.
This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended February 28, 2023 and held for the entire period. The table illustrates each Fund’s costs in two ways:
Actual Expenses and Performance:
The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund’s actual performance during the period indicated.
You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by
$1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled
"Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:
The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as brokerage commissions on purchases and sales of your Fund shares. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Information About Your Fund’s Expenses (Unaudited) (cont’d)
Expense Example (Unaudited)
Neuberger Berman ETF Trust
	ACTUAL				HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)
	Beginning Account Value 9/1/22	Ending Account Value 2/28/23	Expenses Paid During the Period (1) 9/1/22 – 2/28/23	Expense Ratio	Beginning Account Value 9/1/22	Ending Account Value 2/28/23	Expenses Paid During the Period(2) 9/1/22 – 2/28/23	Expense Ratio

Carbon Transition & Infrastructure ETF	$1,000.00	$997.70	$2.72	0.55%	$1,000.00	$1,022.07	$2.76	0.55%
Commodity Strategy ETF	$1,000.00	$978.00	$3.33(3)	0.68%	$1,000.00	$1,021.42	$3.41(3)	0.68%
Disrupters ETF	$1,000.00	$1,017.60	$2.75	0.55%	$1,000.00	$1,022.07	$2.76	0.55%
Next Generation Connected Consumer ETF	$1,000.00	$1,095.50	$2.86	0.55%	$1,000.00	$1,022.07	$2.76	0.55%

(1)	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).
(2)
Hypothetical expenses are equal to the annualized expense ratio multiplied by the average account value over the period (assuming a
5% annual return), multiplied by 181/365 (to reflect the one-half year period shown).

(3)	Included the expenses of the Fund's subsidiary (See Note A of the Notes to Consolidated Financial Statements).

Legend February 28, 2023 (Unaudited)
Neuberger Berman ETF Trust
Benchmarks:
LIBOR	= London Interbank Offered Rate
SOFR	= Secured Overnight Financing Rate
Counterparties:
SSB	= State Street Bank and Trust Company
Index Periods/Payment Frequencies:
1M	= 1 Month
3M	= 3 Months
Other Abbreviations:
Management or NBIA	= Neuberger Berman Investment Advisers LLC

Currency Abbreviations:
USD	= United States Dollar

Schedule of Investments Carbon Transition & Infrastructure ETF^ (Unaudited)
February 28, 2023

Number of Shares		Value
Common Stocks 98.0%
Building Products 2.0%
7,480	Johnson Controls Int'l PLC	$469,146
Chemicals 8.1%
3,438	Linde PLC	1,197,696
2,640	Sika AG	739,710
		1,937,406
Commercial Services & Supplies 2.0%
3,600	Waste Connections, Inc.	482,076
Construction & Engineering 2.2%
3,324	Quanta Services, Inc.	536,494
Construction Materials 2.4%
12,160	CRH PLC	571,536
Electric Utilities 16.9%
3,960	Acciona SA	745,970
7,559	Constellation Energy Corp.	566,094
4,480	Duke Energy Corp.	422,285
10,600	Exelon Corp.	428,134
51,719	Iberdrola SA	594,350
13,283	NextEra Energy, Inc.	943,491
4,040	Orsted AS(a)	353,189
		4,053,513
Electrical Equipment 26.0%
26,840	ABB Ltd.	891,390
1,324	Accelleron Industries AG*	32,613
49,558	Ballard Power Systems, Inc.*	283,292
4,840	Eaton Corp. PLC	846,661
1,080	Generac Holdings, Inc.*	129,611
2,640	Hubbell, Inc.	664,066
28,640	Nordex SE*	431,063
12,161	Plug Power, Inc.*(b)	180,834
4,400	Schneider Electric SE	707,948
44,959	Siemens Gamesa Renewable Energy SA*(b)	858,334
16,160	Sunrun, Inc.*	388,486
28,758	Vestas Wind Systems A/S	819,783
		6,234,081
Electronic Equipment, Instruments & Components 2.2%
9,400	Itron, Inc.*	524,238
Independent Power and Renewable Electricity Producers 9.2%
14,360	Atlantica Sustainable Infrastructure PLC	396,336
Number of Shares		Value
Independent Power and Renewable Electricity Producers – cont'd
10,639	NextEra Energy Partners LP	$ 704,940
6,280	Ormat Technologies, Inc.	530,785
31,360	Sunnova Energy Int'l, Inc.*(b)	557,581
		2,189,642
Machinery 0.8%
1,440	Chart Industries, Inc.*	192,240
Multi-Utilities 7.7%
16,240	CenterPoint Energy, Inc.	451,797
5,840	Dominion Energy, Inc.	324,821
48,920	National Grid PLC	616,679
2,997	Sempra Energy	449,430
		1,842,727
Oil, Gas & Consumable Fuels 6.3%
5,320	Cheniere Energy, Inc.	837,049
4,600	DTE Midstream, Inc.	230,920
14,840	Williams Cos., Inc.	446,684
		1,514,653
Professional Services 3.7%
10,680	Arcadis NV	442,812
3,600	Jacobs Solutions, Inc.	430,200
		873,012
Semiconductors & Semiconductor Equipment 8.5%
17,438	Canadian Solar, Inc.*	693,160
2,560	Enphase Energy, Inc.*	538,957
4,683	First Solar, Inc.*	792,083
		2,024,200
Total Common Stocks (Cost $24,310,915)		23,444,964

Short-Term Investments 3.5%
Investment Companies 3.5%
473,055	State Street Institutional U.S. Government Money Market Fund Premier Class, 4.43%(c)	473,055
368,895	State Street Navigator Securities Lending Government Money Market Portfolio, 4.59%(c)(d)	368,895
Total Short-Term Investments (Cost $841,950)		841,950
Total Investments 101.5% (Cost $25,152,865)		24,286,914
Liabilities Less Other Assets (1.5)%		(349,416)
Net Assets 100.0%		$23,937,498

See Notes to Financial Statements

Schedule of Investments Carbon Transition & Infrastructure ETF^ (Unaudited) (cont’d)
*	Non-income producing security.
(a)
Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended.
Regulation S applies to securities offerings that are made outside of the United States and do not involve directed selling efforts in the United States and as such may have restrictions on resale. Total value of all such securities at February 28, 2023 amounted to $353,189, which represents 1.5% of net assets of the
Fund.

(b)
All or a portion of this security is on loan at February 28, 2023. Total value of all such securities at
February 28, 2023 amounted to $947,166, collateralized by cash collateral of $368,895 and non-cash
(U.S. Treasury Securities) collateral of $611,698 for the Fund (see Note A of the Notes to Financial
Statements).

(c)	Represents 7-day effective yield as of February 28, 2023.
(d)	Represents investment of cash collateral received from securities lending.

POSITIONS BY COUNTRY
Country	Investments at Value	Percentage of Net Assets
United States	$13,777,051	57.6%
Spain	2,594,990	10.8%
United Kingdom	1,814,375	7.6%
Switzerland	1,663,713	7.0%
Denmark	1,172,972	4.9%
Canada	976,452	4.1%
Ireland	571,536	2.4%
Netherlands	442,812	1.8%
Germany	431,063	1.8%
Short-Term Investments and Other Liabilities—Net	492,534	2.0%
	$23,937,498	100.0%
The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund’s investments as of February 28, 2023:
Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks#	$23,444,964	$—	$—	$23,444,964
Short-Term Investments	—	841,950	—	841,950
Total Investments	$23,444,964	$841,950	$—	$24,286,914

#	The Schedule of Investments provides information on the industry or sector categorization as well as a Positions by Country summary.

^
A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.
See Notes to Financial Statements

Consolidated Schedule of Investments Commodity Strategy ETF^ (Unaudited)
February 28, 2023

Principal Amount		Value
Asset-Backed Securities 13.6%
$ 1,349,250	Ally Auto Receivables Trust, Ser. 2022-1, Class A2, 2.67%, due 4/15/2025	$ 1,337,803
	BMW Vehicle Lease Trust
367,276	Ser. 2022-1, Class A2, 0.67%, due 5/28/2024	365,556
1,031,000	Ser. 2023-1, Class A2, 5.27%, due 2/25/2025	1,030,582
	Capital One Prime Auto Receivables Trust
369,870	Ser. 2021-1, Class A2, 0.32%, due 2/18/2025	366,716
2,808,292	Ser. 2022-1, Class A2, 2.71%, due 6/16/2025	2,770,719
1,821,000	Ser. 2023-1, Class A2, 5.20%, due 5/15/2026	1,819,274
249,720	CNH Equipment Trust, Ser. 2021-C, Class A2, 0.33%, due 1/15/2025	247,214
340,000	DLLAD LLC, Ser. 2023-1A, Class A2, 5.19%, due 4/20/2026	337,960(a)
167,610	DLLMT LLC, Ser. 2021-1A, Class A2, 0.60%, due 3/20/2024	166,298(a)
473,121	DLLST LLC, Ser. 2022-1A, Class A2, 2.79%, due 1/22/2024	469,822(a)
1,300,902	Ford Credit Auto Lease Trust, Ser. 2022-A, Class A2A, 2.78%, due 10/15/2024	1,290,465
	Ford Credit Auto Owner Trust
678,839	Ser. 2022-A, Class A2, 0.73%, due 9/15/2024	672,762
2,463,003	Ser. 2022-B, Class A2A, 3.44%, due 2/15/2025	2,445,834
	GM Financial Automobile Leasing Trust
886,557	Ser. 2022-2, Class A2, 2.93%, due 10/21/2024	875,647
1,683,000	Ser. 2023-1, Class A2A, 5.27%, due 6/20/2025	1,682,659
	GM Financial Consumer Automobile Receivables Trust
528,542	Ser. 2021-4, Class A2, 0.28%, due 11/18/2024	524,355
265,917	Ser. 2022-1, Class A2, 0.76%, due 2/18/2025	263,079
600,561	Ser. 2022-2, Class A2, 2.52%, due 5/16/2025	593,804
1,987,853	Ser. 2022-3, Class A2A, 3.50%, due 9/16/2025	1,967,859
320,435	Harley-Davidson Motorcycle Trust, Ser. 2022-A, Class A2A, 2.45%, due 5/15/2025	317,954
722,021	Honda Auto Receivables Owner Trust, Ser. 2021-4, Class A2, 0.39%, due 5/21/2024	715,130
743,602	HPEFS Equipment Trust, Ser. 2022-1A, Class A2, 1.02%, due 5/21/2029	733,493(a)
	Hyundai Auto Lease Securitization Trust
312,323	Ser. 2022-B, Class A2A, 2.75%, due 10/15/2024	308,662(a)
715,000	Ser. 2023-A, Class A2A, 5.20%, due 4/15/2025	714,178(a)
	Hyundai Auto Receivables Trust
374,790	Ser. 2021-C, Class A2A, 0.36%, due 10/15/2024	371,404
1,256,992	Ser. 2022-A, Class A2A, 1.81%, due 2/18/2025	1,241,878
979,752	Kubota Credit Owner Trust, Ser. 2022-1A, Class A2, 2.34%, due 4/15/2025	962,189(a)
1,419,000	Mercedes-Benz Auto Receivables Trust, Ser. 2022-1, Class A2, 5.26%, due 10/15/2025	1,418,663
	MMAF Equipment Finance LLC
57,038	Ser. 2021-A, Class A2, 0.30%, due 4/15/2024	57,008(a)
938,791	Ser. 2022-A, Class A2, 2.77%, due 2/13/2025	923,433(a)
26,558	Navient Student Loan Trust, Ser. 2019-7A, Class A1, (1M USD LIBOR + 0.50%), 5.12%, due 1/25/2068	26,539(a)(b)
	Nissan Auto Lease Trust
24,599	Ser. 2021-A, Class A2, 0.30%, due 12/15/2023	24,552
839,891	Ser. 2022-A, Class A2A, 3.45%, due 8/15/2024	833,362
840,000	Nissan Auto Receivables Owner Trust, Ser. 2022-B, Class A2, 4.50%, due 8/15/2025	834,609
	Santander Retail Auto Lease Trust
588,389	Ser. 2022-A, Class A2, 0.97%, due 3/20/2025	576,341(a)
649,324	Ser. 2022-B, Class A2, 2.84%, due 5/20/2025	639,652(a)
168,277	Tesla Auto Lease Trust, Ser. 2021-A, Class A2, 0.36%, due 3/20/2025	167,430(a)
See Notes to Consolidated Financial Statements

Consolidated Schedule of Investments Commodity Strategy ETF^ (Unaudited) (cont’d)
Principal Amount		Value
Asset-Backed Securities – cont'd
Toyota Auto Receivables Owner Trust
$ 723,931	Ser. 2022-A, Class A2, 0.74%, due 10/15/2024	$ 715,389
546,151	Ser. 2022-B, Class A2A, 2.35%, due 1/15/2025	540,543
750,000	Ser. 2023-A, Class A2, 5.05%, due 1/15/2026	748,298
Toyota Lease Owner Trust
148,536	Ser. 2021-B, Class A2, 0.25%, due 3/20/2024	148,184(a)
408,983	Ser. 2022-A, Class A2, 1.73%, due 7/22/2024	402,693(a)
1,138,000	Verizon Master Trust, Ser. 2022-7, Class A1B, (SOFR + 0.85%), 5.25%, due 11/22/2027	1,142,683(b)
569,703	Verizon Owner Trust, Ser. 2020-B, Class A, 0.47%, due 2/20/2025	562,986
World Omni Auto Receivables Trust
990,617	Ser. 2022-A, Class A2, 1.15%, due 4/15/2025	979,537
771,422	Ser. 2022-B, Class A2A, 2.77%, due 10/15/2025	761,978
425,000	Ser. 2022-D, Class A2A, 5.51%, due 3/16/2026	425,754
1,576,000	Ser. 2023-A, Class A2A, 5.18%, due 7/15/2026	1,573,489
1,024,895	World Omni Automobile Lease Securitization Trust, Ser. 2022-A, Class A2, 2.63%, due 10/15/2024	1,012,442
Total Asset-Backed Securities (Cost $39,408,825)		39,108,861

Corporate Bonds 57.3%
Auto Manufacturers 3.4%
Toyota Motor Credit Corp.
2,875,000	(SOFR + 0.65%), 5.12%, due 12/29/2023	2,885,551(b)
2,405,000	(SOFR + 0.62%), 5.07%, due 3/22/2024	2,410,178(b)
Volkswagen Group of America Finance LLC
875,000	3.13%, due 5/12/2023	870,844(a)
3,580,000	(SOFR + 0.95%), 5.29%, due 6/7/2024	3,583,571(a)(b)
9,750,144
Banks 15.9%
Bank of America Corp.
1,775,000	(3M USD LIBOR + 0.79%), 5.56%, due 3/5/2024	1,775,000(b)
4,625,000	(SOFR + 1.10%), 5.65%, due 4/25/2025	4,643,731(b)
5,398,000	Citigroup, Inc., (3M USD LIBOR + 1.10%), 5.98%, due 5/17/2024	5,406,785(b)
5,862,000	Goldman Sachs Group, Inc., (3M USD LIBOR + 1.60%), 6.55%, due 11/29/2023	5,913,531(b)
6,005,000	JPMorgan Chase & Co., (SOFR + 0.58%), 5.04%, due 6/23/2025	5,989,747(b)
Morgan Stanley
215,000	(SOFR + 0.47%), 5.04%, due 11/10/2023	214,971(b)
5,484,000	(SOFR + 0.63%), 5.18%, due 1/24/2025	5,471,880(b)
4,670,000	Royal Bank of Canada, (SOFR + 0.44%), 4.98%, due 1/21/2025	4,663,288(b)
Truist Bank
2,450,000	(SOFR + 0.73%), 5.10%, due 3/9/2023	2,450,243(b)
2,460,000	(SOFR + 0.20%), 4.72%, due 1/17/2024	2,454,955(b)
1,015,000	Truist Financial Corp., (SOFR + 0.40%), 4.77%, due 6/9/2025	1,007,124(b)
5,875,000	Wells Fargo & Co., 3.75%, due 1/24/2024	5,786,733
45,777,988
Cosmetics - Personal Care 0.6%
1,605,000	GSK Consumer Healthcare Co., (SOFR + 0.89%), 5.35%, due 3/24/2024	1,600,622(b)
See Notes to Consolidated Financial Statements

Consolidated Schedule of Investments Commodity Strategy ETF^ (Unaudited) (cont’d)
Principal Amount		Value

Diversified Financial Services 3.6%
American Express Co.
$ 995,000	(SOFR + 0.23%), 4.80%, due 11/3/2023	$ 993,235(b)
5,104,000	(SOFR + 0.93%), 5.26%, due 3/4/2025	5,140,328(b)
Capital One Financial Corp.
3,130,000	(SOFR + 0.69%), 5.05%, due 12/6/2024	3,109,811(b)
1,175,000	(SOFR + 1.35%), 5.93%, due 5/9/2025	1,174,693(b)
10,418,067
Electric 6.6%
1,855,000	Duke Energy Corp., (SOFR + 0.25%), 4.63%, due 6/10/2023	1,853,429(b)
2,745,000	Florida Power & Light Co., (SOFR + 0.25%), 4.83%, due 5/10/2023	2,744,152(b)
985,000	Mississippi Power Co., Ser. A, (SOFR + 0.30%), 4.76%, due 6/28/2024	971,633(b)
National Rural Utilities Cooperative Finance Corp.
1,040,000	Ser. D, (SOFR + 0.40%), 4.98%, due 8/7/2023	1,039,464(b)
2,220,000	Ser. D, (SOFR + 0.33%), 4.85%, due 10/18/2024	2,196,609(b)
4,500,000	NextEra Energy Capital Holdings, Inc., (SOFR + 0.40%), 4.97%, due 11/3/2023	4,498,080(b)
3,767,000	PPL Electric Utilities Corp., (SOFR + 0.33%), 4.79%, due 6/24/2024	3,760,932(b)
1,950,000	Southern California Edison Co., 0.70%, due 4/3/2023	1,942,256
19,006,555
Entertainment 1.1%
3,110,000	Warnermedia Holdings, Inc., (SOFR + 1.78%), 6.20%, due 3/15/2024	3,131,266(a)(b)
Gas 1.1%
1,030,000	Atmos Energy Corp., (3M USD LIBOR + 0.38%), 5.10%, due 3/9/2023	1,030,044(b)
1,636,000	CenterPoint Energy Resources Corp., (3M USD LIBOR + 0.50%), 5.28%, due 3/2/2023	1,636,000(b)
585,000	Southern California Gas Co., (3M USD LIBOR + 0.35%), 5.10%, due 9/14/2023	584,169(b)
3,250,213
Healthcare - Products 3.1%
Baxter Int'l, Inc.
2,500,000	(SOFR + 0.26%), 4.84%, due 12/1/2023	2,489,468(b)
2,825,000	(SOFR + 0.44%), 5.02%, due 11/29/2024	2,800,795(b)
Thermo Fisher Scientific, Inc.
1,995,000	(SOFR + 0.35%), 4.87%, due 4/18/2023	1,994,916(b)
1,755,000	(SOFR + 0.39%), 4.91%, due 10/18/2023	1,754,543(b)
9,039,722
Insurance 1.1%
3,091,000	Protective Life Global Funding, (SOFR + 0.98%), 5.44%, due 3/28/2025	3,097,058(a)(b)
Machinery - Construction & Mining 1.0%
2,887,000	Caterpillar Financial Services Corp., (SOFR + 0.27%), 4.66%, due 9/13/2024	2,880,103(b)
Machinery - Diversified 1.9%
John Deere Capital Corp.
1,522,000	(SOFR + 0.20%), 4.70%, due 10/11/2024	1,518,454(b)
3,798,000	(SOFR + 0.56%), 4.87%, due 3/7/2025	3,809,736(b)
5,328,190
Media 0.2%
645,000	Comcast Corp., (3M USD LIBOR + 0.63%), 5.42%, due 4/15/2024	647,926(b)
See Notes to Consolidated Financial Statements

Consolidated Schedule of Investments Commodity Strategy ETF^ (Unaudited) (cont’d)
Principal Amount		Value

Miscellaneous Manufacturer 2.9%
	General Electric Co.
$ 3,440,000	(3M USD LIBOR + 1.00%), 5.77%, due 3/15/2023	$ 3,440,889(b)
580,000	(3M USD LIBOR + 1.00%), 5.79%, due 4/15/2023	580,092(b)
	Siemens Financieringsmaatschappij NV
800,000	0.40%, due 3/11/2023	798,950(a)
3,560,000	(SOFR + 0.43%), 4.81%, due 3/11/2024	3,562,316(a)(b)
		8,382,247
Oil & Gas 2.8%
3,878,000	Pioneer Natural Resources Co., 0.55%, due 5/15/2023	3,840,112
4,115,000	Shell Int'l Finance BV, (3M USD LIBOR + 0.40%), 5.27%, due 11/13/2023	4,122,477(b)
		7,962,589
Pipelines 2.2%
4,398,000	Enbridge, Inc., (SOFR + 0.63%), 5.20%, due 2/16/2024	4,388,786(b)
1,945,000	Enterprise Products Operating LLC, 3.90%, due 2/15/2024	1,914,957
		6,303,743
Real Estate Investment Trusts 2.1%
5,042,000	Simon Property Group L.P., (SOFR + 0.43%), 4.94%, due 1/11/2024	5,029,810(b)
1,080,000	Simon Property Group LP, 2.75%, due 6/1/2023	1,072,932
		6,102,742
Retail 2.4%
3,005,000	Starbucks Corp., (SOFR + 0.42%), 5.00%, due 2/14/2024	3,000,713(b)
	Walmart, Inc.
2,865,000	2.55%, due 4/11/2023	2,856,406
1,150,000	3.40%, due 6/26/2023	1,143,259
		7,000,378
Semiconductors 1.3%
2,462,000	Analog Devices, Inc., (SOFR + 0.25%), 4.73%, due 10/1/2024	2,437,181(b)
1,365,000	NVIDIA Corp., 0.31%, due 6/15/2023	1,349,061
		3,786,242
Telecommunications 3.7%
5,763,000	AT&T, Inc., (SOFR + 0.64%), 5.10%, due 3/25/2024	5,763,307(b)
1,810,000	Rogers Communications, Inc., 3.00%, due 3/15/2023	1,808,336
3,103,000	Verizon Communications, Inc., (SOFR + 0.50%), 4.95%, due 3/22/2024	3,101,033(b)
		10,672,676
Transportation 0.3%
750,000	Union Pacific Corp., 2.75%, due 4/15/2023	747,485
Total Corporate Bonds (Cost $164,855,930)		164,885,956
Number of Shares

Short-Term Investments 19.8%
Commercial Paper 2.9%
2,920,000	BP Capital Markets PLC, 4.70%, due 3/27/2023	2,909,687(c)
3,480,000	Johnson & Johnson, 4.80%, due 7/6/2023	3,423,083(c)
See Notes to Consolidated Financial Statements

Consolidated Schedule of Investments Commodity Strategy ETF^ (Unaudited) (cont’d)
Number of Shares		Value
Commercial Paper – cont'd
1,900,000	Oracle Corp., 4.79%, due 3/3/2023	$ 1,899,247(c)
Total Commercial Paper (Cost $8,230,655)		8,232,017
Investment Companies 16.9%
48,832,887	State Street Institutional U.S. Government Money Market Fund Premier Class, 4.43%(d)	$48,832,887
Total Short-Term Investments (Cost $57,063,542)		57,064,904
Total Investments 90.7% (Cost $261,328,297)		261,059,721
Other Assets Less Liabilities 9.3%		26,900,449(e)
Net Assets 100.0%		$287,960,170

(a)
Securities were purchased under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At February 28, 2023, these securities amounted to $21,677,887, which represents 7.5% of net assets of the Fund.

(b)	Variable or floating rate security. The interest rate shown was the current rate as of February 28, 2023 and changes periodically.
(c)	Rate shown was the discount rate at the date of purchase.
(d)	Represents 7-day effective yield as of February 28, 2023.
(e)	Includes the impact of the Fund's open positions in derivatives at February 28, 2023.
Derivative Instruments
Futures contracts ("futures")
At February 28, 2023, open positions in futures for the Fund were as follows:
Long Futures:

Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
3/2023	138	Lead	$7,238,100	$228,228
3/2023	41	Nickel	6,056,520	619,298
3/2023	73	Primary Aluminum	4,265,262	94,306
3/2023	189	Zinc	14,238,788	806,033
4/2023	202	Gold 100 Oz.	37,101,340	(1,345,558)
4/2023	160	Lead	8,404,000	(541,357)
4/2023	116	Platinum	5,541,900	(594,655)
4/2023	121	Primary Aluminum	7,119,731	(142,320)
5/2023	307	Cocoa	8,562,230	356,504
5/2023	157	Lead	8,259,181	62,370
5/2023	108	Low Sulphur Gasoil	8,742,600	150,477
5/2023	151	New York Harbor ULSD	17,467,136	2,230
5/2023	45	Nickel	6,690,330	(1,420,030)
5/2023	189	RBOB Gasoline	20,892,816	248,686
5/2023	113	Silver	11,905,115	(770,500)
See Notes to Consolidated Financial Statements

Consolidated Schedule of Investments Commodity Strategy ETF^ (Unaudited) (cont’d)
Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
5/2023	357	Soybean Meal	$16,675,470	$(41,735)
5/2023	233	Zinc	17,493,931	(972,204)
6/2023	146	Lean Hogs	5,940,740	(137,713)
6/2023	205	Live Cattle	13,230,700	242,345
6/2023	36	Nickel	5,369,760	(620,623)
6/2023	17	Palladium	2,415,530	(375,311)
6/2023	175	Zinc	13,118,438	(869,847)
7/2023	265	Brent Crude Oil	21,817,450	263,740
7/2023	57	Coffee 'c'	3,952,238	179,348
7/2023	88	Cotton No.2	3,716,240	(57,940)
7/2023	34	Nickel	5,088,168	(478,059)
7/2023	148	Soybean Oil	5,305,800	(166,817)
7/2023	245	Sugar 11	5,372,752	139,663
7/2023	276	Wheat	11,129,700	(791,125)
7/2023	250	WTI Crude	19,225,000	171,719
7/2023	188	Zinc	14,070,625	(486,095)
8/2023	54	Cattle Feeder	5,755,725	204,942
9/2023	143	Copper	14,630,688	(154,974)
9/2023	153	Primary Aluminum	9,282,242	(881,417)
10/2023	303	Natural Gas	10,029,300	380,398
11/2023	151	Soybean	10,171,738	(150,451)
12/2023	835	Corn	23,787,062	(948,748)
12/2023	142	Wheat	5,261,100	(357,047)
Total Long Positions			$415,325,446	$(8,154,239)

Short Futures:

Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
3/2023	138	Lead	$(7,238,100)	$341,461
3/2023	41	Nickel	(6,056,520)	739,570
3/2023	73	Primary Aluminum	(4,265,262)	(20,245)
3/2023	189	Zinc	(14,238,788)	968,114
4/2023	160	Lead	(8,404,000)	(62,197)
4/2023	121	Primary Aluminum	(7,119,731)	(66,008)
5/2023	45	Nickel	(6,690,330)	842,566
5/2023	233	Zinc	(17,493,931)	610,557
6/2023	36	Nickel	(5,369,760)	530,629
6/2023	175	Zinc	(13,118,438)	439,166
7/2023	1	Nickel	(149,652)	(1,599)
9/2023	13	Primary Aluminum	(788,687)	(2,551)
Total Short Positions			$(90,933,199)	$4,319,463
Total Futures				$(3,834,776)
At February 28, 2023, the Fund had $28,648,945 deposited in a segregated account to cover margin requirements on open futures.
See Notes to Consolidated Financial Statements

Consolidated Schedule of Investments Commodity Strategy ETF^ (Unaudited) (cont’d)
For the six months ended February 28, 2023, the average notional value for the months where the Fund had futures outstanding was $309,048,397 for long positions and $(60,300,125) for short positions.
The following is a summary, categorized by Level (see Note A of the Notes to Consolidated Financial Statements), of inputs used to value the Fund’s investments as of February 28, 2023:
Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Asset-Backed Securities	$—	$39,108,861	$—	$39,108,861
Corporate Bonds#	—	164,885,956	—	164,885,956
Short-Term Investments	—	57,064,904	—	57,064,904
Total Investments	$—	$261,059,721	$—	$261,059,721

#	The Consolidated Schedule of Investments provides information on the industry or sector categorization.
The following is a summary, categorized by Level (see Note A of the Notes to Consolidated Financial Statements), of inputs used to value the Fund’s derivatives as of February 28, 2023:
Other Financial Instruments	Level 1	Level 2	Level 3	Total
Futures@
Assets	$8,622,350	$—	$—	$8,622,350
Liabilities	(12,457,126)	—	—	(12,457,126)
Total	$(3,834,776)	$—	$—	$(3,834,776)

@	Futures are reported at the cumulative unrealized appreciation/(depreciation) of the instrument.

^
A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.
See Notes to Consolidated Financial Statements

Schedule of Investments Disrupters ETF^ (Unaudited)
February 28, 2023

Number of Shares		Value
Common Stocks 98.9%
Aerospace & Defense 3.3%
511	TransDigm Group, Inc.	$380,118
Auto Components 2.0%
5,686	Mobileye Global, Inc. Class A*	224,654
Automobiles 3.3%
1,815	Tesla, Inc.*	373,364
Biotechnology 2.2%
7,873	Arrowhead Pharmaceuticals, Inc.*	254,298
Capital Markets 4.2%
6,843	Tradeweb Markets, Inc. Class A	485,100
Electronic Equipment, Instruments & Components 7.9%
3,104	Keysight Technologies, Inc.*	496,516
1,364	Zebra Technologies Corp. Class A*	409,541
		906,057
Health Care Equipment & Supplies 19.8%
6,316	Axonics, Inc.*	379,528
4,289	Dexcom, Inc.*	476,122
6,252	Edwards Lifesciences Corp.*	502,911
883	IDEXX Laboratories, Inc.*	417,871
1,370	Intuitive Surgical, Inc.*	314,264
1,048	Masimo Corp.	175,341
		2,266,037
Hotels, Restaurants & Leisure 2.1%
1,941	Airbnb, Inc. Class A*	239,286
Interactive Media & Services 4.4%
4,025	Alphabet, Inc. Class C*	363,457
5,646	ZoomInfo Technologies, Inc.*	136,464
		499,921
Internet & Direct Marketing Retail 5.2%
3,147	Amazon.com, Inc.*	296,542
2,453	Etsy, Inc.*	297,819
		594,361
Number of Shares		Value
Life Sciences Tools & Services 3.9%
1,804	Danaher Corp.	$446,544
Pharmaceuticals 2.6%
947	Eli Lilly & Co.	294,725
Road & Rail 3.6%
12,599	Uber Technologies, Inc.*	419,043
Semiconductors & Semiconductor Equipment 18.5%
5,442	Advanced Micro Devices, Inc.*	427,632
3,138	Analog Devices, Inc.	575,729
839	ASML Holding NV	518,275
2,579	NVIDIA Corp.	598,741
		2,120,377
Software 15.9%
901	Adobe, Inc.*	291,879
1,201	Intuit, Inc.	489,023
2,175	Palo Alto Networks, Inc.*	409,705
1,100	Paycom Software, Inc.*	317,966
718	ServiceNow, Inc.*	310,298
		1,818,871
Total Common Stocks (Cost $11,399,880)		11,322,756

Short-Term Investments 1.1%
Investment Companies 1.1%
125,136	State Street Institutional U.S. Government Money Market Fund Premier Class, 4.43%(a) (Cost $125,136)	125,136
Total Investments 100.0% (Cost $11,525,016)		11,447,892
Liabilities Less Other Assets (0.0)%(b)		(443)
Net Assets 100.0%		$11,447,449

*	Non-income producing security.
(a)	Represents 7-day effective yield as of February 28, 2023.
(b)	Represents less than 0.05% of net assets of the Fund.
See Notes to Financial Statements

Schedule of Investments Disrupters ETF^ (Unaudited) (cont’d)
The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund’s investments as of February 28, 2023:
Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks#	$11,322,756	$—	$—	$11,322,756
Short-Term Investments	—	125,136	—	125,136
Total Investments	$11,322,756	$125,136	$—	$11,447,892

#	The Schedule of Investments provides information on the industry or sector categorization.

^
A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.
See Notes to Financial Statements

Schedule of Investments Next Generation Connected Consumer ETF^
(Unaudited)
February 28, 2023

Number of Shares		Value
Common Stocks 90.6%
Beverages 6.0%
70,688	Becle SAB de CV(a)	$ 171,461
4,164	Keurig Dr Pepper, Inc.	143,866
		315,327
Diversified Consumer Services 1.6%
7,409	Coursera, Inc.*	83,499
Entertainment 3.7%
755	Spotify Technology SA*	87,807
1,046	Walt Disney Co.*	104,192
		191,999
Food & Staples Retailing 3.6%
1,317	Walmart, Inc.	187,185
Food Products 3.3%
4,491	Simply Good Foods Co.*	171,960
Health Care Equipment & Supplies 2.7%
820	EssilorLuxottica SA	142,586
Hotels, Restaurants & Leisure 21.8%
5,212	Basic-Fit NV*(b)	183,243
63	Chipotle Mexican Grill, Inc.*	93,938
5,675	Cie des Alpes*	84,874
7,401	DraftKings, Inc. Class A*	139,583
3,042	Las Vegas Sands Corp.*	174,824
719	Marriott International, Inc. Class A	121,683
768	McDonald's Corp.	202,683
20,943	Membership Collective Group, Inc. Class A*	140,109
		1,140,937
Insurance 3.1%
399	Allstate Corp.	51,383
39,000	ZhongAn Online P&C Insurance Co. Ltd. Class H*(b)	112,041
		163,424
Interactive Media & Services 4.1%
3,885	Match Group, Inc.*	160,917
5,090	Snap, Inc. Class A*	51,663
		212,580
Internet & Direct Marketing Retail 4.4%
16,572	Farfetch Ltd. Class A*	85,014
8,170	Ocado Group PLC*	53,932
2,920	Overstock.com, Inc.*	56,560
23,890	RealReal, Inc.*(a)	32,252
		227,758
IT Services 3.4%
1,941	Toast, Inc. Class A*	36,724
Number of Shares		Value
IT Services – cont'd
1,566	Wix.com Ltd.*	$ 141,770
		178,494
Leisure Products 1.3%
5,264	Peloton Interactive, Inc. Class A*	68,011
Multiline Retail 4.2%
1,529	Dollar Tree, Inc.*	222,133
Pharmaceuticals 2.3%
731	Zoetis, Inc.	122,077
Software 1.4%
8,360	Zuora, Inc. Class A*	70,809
Specialty Retail 9.5%
383	Home Depot, Inc.	113,575
8,000	Mister Spex SE*	33,889
2,032	TJX Cos., Inc.	155,651
38,000	Topsports International Holdings Ltd.(b)	33,162
102	Ulta Beauty, Inc.*	52,918
8,341	Warby Parker, Inc. Class A*	108,516
		497,711
Textiles, Apparel & Luxury Goods 11.1%
3,060	Aritzia, Inc.*	93,157
438	Crocs, Inc.*	53,309
15,000	Li Ning Co. Ltd.	127,558
2,584	Moncler SpA	157,973
1,227	NIKE, Inc. Class B	145,755
		577,752
Wireless Telecommunication Services 3.1%
1,132	T-Mobile U.S., Inc.*	160,948
Total Common Stocks (Cost $5,313,174)		4,735,190
Number of Units
Master Limited Partnerships and Limited Partnerships 3.6%
Hotels, Restaurants & Leisure 3.6%
4,105	Cedar Fair LP (Cost $184,858)	188,502
See Notes to Financial Statements

Schedule of Investments Next Generation Connected Consumer ETF^
(Unaudited) (cont’d)
Number of Shares		Value

Short-Term Investments 6.0%
Investment Companies 6.0%
299,477	State Street Institutional U.S. Government Money Market Fund Premier Class, 4.43%(c)	$ 299,477
14,716	State Street Navigator Securities Lending Government Money Market Portfolio, 4.59%(c)(d)	14,716
Total Short-Term Investments (Cost $314,193)		314,193
Total Investments 100.2% (Cost $5,812,225)		5,237,885
Liabilities Less Other Assets (0.2)%		(10,715)
Net Assets 100.0%		$5,227,170

*	Non-income producing security.
(a)
All or a portion of this security is on loan at February 28, 2023. Total value of all such securities at
February 28, 2023 amounted to $84,841, collateralized by cash collateral of $14,716 and non-cash
(U.S. Treasury Securities) collateral of $73,372 for the Fund  (see Note A of the Notes to Financial
Statements).

(b)
Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended.
Regulation S applies to securities offerings that are made outside of the United States and do not involve directed selling efforts in the United States and as such may have restrictions on resale. Total value of all such securities at February 28, 2023 amounted to $328,446, which represents 6.3% of net assets of the
Fund.

(c)	Represents 7-day effective yield as of February 28, 2023.
(d)	Represents investment of cash collateral received from securities lending.

POSITIONS BY COUNTRY
Country	Investments at Value	Percentage of Net Assets
United States	$3,362,923	64.3%
United Kingdom	279,055	5.3%
China	272,761	5.2%
France	227,460	4.4%
Netherlands	183,243	3.5%
Mexico	171,461	3.3%
Italy	157,973	3.0%
Israel	141,770	2.7%
Canada	93,157	1.8%
Germany	33,889	0.7%
Short-Term Investments and Other Liabilities—Net	303,478	5.8%
	$5,227,170	100.0%
See Notes to Financial Statements

Schedule of Investments Next Generation Connected Consumer ETF^
(Unaudited) (cont’d)
The following is a summary, categorized by Level (see Note A of the Notes to Financial Statements), of inputs used to value the Fund’s investments as of February 28, 2023:
Asset Valuation Inputs	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks#	$4,735,190	$—	$—	$4,735,190
Master Limited Partnerships and Limited Partnerships#	188,502	—	—	188,502
Short-Term Investments	—	314,193	—	314,193
Total Investments	$4,923,692	$314,193	$—	$5,237,885

#	The Schedule of Investments provides information on the industry or sector categorization as well as a Positions by Country summary.

^
A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.
See Notes to Financial Statements

Statements of Assets and Liabilities (Unaudited)
Neuberger Berman ETF Trust
	Carbon Transition & Infrastructure ETF	Commodity Strategy ETF**	Disrupters ETF	Next Generation Connected Consumer ETF
	February 28, 2023	February 28, 2023	February 28, 2023	February 28, 2023
Assets
Investments in securities, at value*† (Note A)— see Schedule of Investments:
Unaffiliated issuers(a)	$24,286,914	$261,059,721	$11,447,892	$5,237,885
Cash	—	70	—	—
Foreign currency(b)	1,815	—	—	—
Cash collateral segregated for futures contracts (Note A)	—	28,648,945	—	—
Dividends and interest receivable	26,810	1,383,402	5,192	3,929
Receivable for securities sold	—	—	—	80,789
Receivable from Management—net (Note B)	—	22,018	—	—
Receivable for Fund shares sold	—	4,978,575	—	—
Receivable for securities lending income (Note A)	92	—	—	55
Prepaid expenses and other assets	—	2,649	—	—
Total Assets	24,315,631	296,095,380	11,453,084	5,322,658
Liabilities
Payable to investment manager—net (Note B)	9,238	80,143	5,635	2,281
Payable for securities purchased	—	3,977,917	—	78,491
Payable for accumulated variation margin on futures contracts (Note A)	—	3,834,776	—	—
Payable to trustees	—	20,374	—	—
Payable for cash collateral on loaned securities (Note A)	368,895	—	—	14,716
Other accrued expenses and payables	—	222,000	—	—
Total Liabilities	378,133	8,135,210	5,635	95,488
Net Assets	$23,937,498	$287,960,170	$11,447,449	$5,227,170
Net Assets consist of:
Paid-in capital	$24,819,813	$403,283,353	$11,461,208	$5,919,763
Total distributable earnings/(losses)	(882,315)	(115,323,183)	(13,759)	(692,593)
Net Assets	$23,937,498	$287,960,170	$11,447,449	$5,227,170
Shares Outstanding ($0.001 par value; unlimited shares authorized)	1,000,001	13,013,076	579,000	250,001
Net Asset Value, offering and redemption price per share	$23.94	$22.13	$19.77	$20.91
†Securities on loan, at value:
Unaffiliated issuers	$947,166	$—	$—	$84,841
*Cost of Investments:
(a) Unaffiliated issuers	$25,152,865	$261,328,297	$11,525,016	$5,812,225
(b) Total cost of foreign currency	$1,885	$—	$—	$—

**	Consolidated financial statement, see Note A of the Notes to Financial Statements for additional information.
See Notes to Financial Statements

Statements of Operations (Unaudited)
Neuberger Berman ETF Trust
	Carbon Transition & Infrastructure ETF	Commodity Strategy ETF**(a)	Disrupters ETF	Next Generation Connected Consumer ETF
	For the Six Months Ended February 28, 2023	For the Six Months Ended February 28, 2023	For the Six Months Ended February 28, 2023	For the Six Months Ended February 28, 2023
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$59,804	$—	$11,690	$9,863
Interest and other income—unaffiliated issuers	3,518	4,205,639	3,173	4,027
Income from securities loaned—net	131	—	—	3,124
Foreign taxes withheld	(601)	—	(307)	—
Total income	$62,852	$4,205,639	$14,556	$17,014
Expenses:
Investment management fees (Note B)	25,441	557,613	27,388	15,800
Administration fees (Note B)	—	122,986	—	—
Distribution Fees (Note B)	—	8,451	—	—
Shareholder servicing agent fees	—	6,607	—	—
Audit fees	—	41,217	—	—
Subsidiary administration fees	—	24,949	—	—
Custodian and accounting fees	—	89,761	—	—
Insurance	—	1,996	—	—
Legal fees	—	61,420	—	—
Registration and filing fees	—	62,628	—	—
Shareholder reports	—	2,055	—	—
Stock exchange listing fees	—	3,507	—	—
Trustees' fees and expenses	—	23,047	—	—
Interest	—	2,675	—	—
Miscellaneous and other fees	—	25,284	—	—
Total expenses	25,441	1,034,196	27,388	15,800
Expenses reimbursed by Management (Note B)	—	(268,381)	—	—
Investment management fees waived (Note B)	(3,914)	—	(4,214)	(2,431)
Total net expenses	21,527	765,815	23,174	13,369
Net investment income/(loss)	$41,325	$3,439,824	$(8,618)	$3,645
Realized and Unrealized Gain/(Loss) on Investments (Note A):
Net realized gain/(loss) on:
Transactions in investment securities of unaffiliated issuers	216	(43,077)	266,524	21,104
Settlement of foreign currency transactions	4	—	—	985
Expiration or closing of futures contracts	—	(16,368,865)	—	—
Change in net unrealized appreciation/(depreciation) in value of:
Investment securities of unaffiliated issuers	(663,634)	927,366	776,221	429,848
Foreign currency translations	(18)	—	—	120
Futures contracts	—	4,372,613	—	—
Net gain/(loss) on investments	(663,432)	(11,111,963)	1,042,745	452,057
Net increase/(decrease) in net assets resulting from operations	$(622,107)	$(7,672,139)	$1,034,127	$455,702

See Notes to Financial Statements

Statements of Operations (Unaudited) (cont’d)
**	Consolidated financial statement, see Note A of the Notes to Financial Statements for additional information.
(a)
After the close of business on October 21, 2022, Neuberger Berman Commodity Strategy Fund (the "Predecessor Fund”) was
reorganized into Neuberger Berman Commodity Strategy ETF. The amounts disclosed include those of the Predecessor Fund. Refer to
Note A in the Notes to Financial Statements for additional information on the reorganization.

See Notes to Financial Statements

Statements of Changes in Net Assets
Neuberger Berman ETF Trust
	Carbon Transition & Infrastructure ETF		Commodity Strategy ETF*
	Six Months Ended	Period from April 6, 2022 (Commencement of Operations) to	Six Months Ended	Period Ended From	Fiscal Year Ended
	February 28, 2023 (Unaudited)	August 31, 2022	February 28, 2023(a) (Unaudited)	November 1, 2021 to August 31, 2022**	October 31, 2021
Increase/(Decrease) in Net Assets:
From Operations (Note A):
Net investment income/(loss)	$41,325	$32,394	$3,439,824	$291,272	$(605,753)
Net realized gain/(loss) on investments	220	(44,325)	(16,411,942)	34,251,472	56,535,991
Change in net unrealized appreciation/(depreciation) of investments	(663,652)	(202,354)	5,299,979	(14,553,756)	2,323,541
Net increase/(decrease) in net assets resulting from operations	(622,107)	(214,285)	(7,672,139)	19,988,988	58,253,779
Distributions to Shareholders From (Note A):
Distributable earnings	(45,923)	—	(27,372,087)(b)	(55,270,948)(b)	(641,535)(b)
From Fund Share Transactions (Note D):
Proceeds from shares sold	19,160,520	5,659,293	136,218,516(c)	148,609,920(c)	50,480,283(c)
Proceeds from reinvestment of dividends and distributions	—	—	25,498,601(c)	54,964,779(c)	635,330(c)
Payments for shares redeemed	—	—	(79,697,787)(c)	(101,415,962)(c)	(42,429,665)(c)
Net increase/(decrease) from Fund share transactions	19,160,520	5,659,293	82,019,330	102,158,737	8,685,948
Net Increase/(Decrease) in Net Assets	18,492,490	5,445,008	46,975,104	66,876,777	66,298,192
Net Assets:
Beginning of period	5,445,008	—	240,985,066	174,108,289	107,810,097
End of period	$23,937,498	$5,445,008	$287,960,170	$240,985,066	$174,108,289

*	Consolidated financial statement, see Note A of the Notes to Financial Statements for additional information.
**	The Fund changed its fiscal year end from October 31 to August 31. See Note G of the Notes to Financial Statements.
(a)
After the close of business on October 21, 2022, Neuberger Berman Commodity Strategy Fund (the "Predecessor Fund”) was
reorganized into Neuberger Berman Commodity Strategy ETF. The amounts disclosed include those of the Predecessor Fund. Refer to
Note A in the Notes to Financial Statements for additional information on the reorganization.

(b)
Distributions to shareholders of Institutional Class shares, Class A shares and Class C shares of the Predecessor Fund were
$(22,093,157), $(3,456,451) and $(54,635), respectively, during the period ended February 28, 2023, $(46,096,951), $(9,160,442)
and $(13,555), respectively, during period ended August 31, 2022 and $(575,526), $(66,009) and $0 during year ended October 31,
2021.

(c)
The dollar amounts disclosed are the total from fund share transaction of the Institutional Class shares, Class A shares and Class C shares of the Predecessor Fund. For the period ended February 28, 2023, proceeds from shares sold, proceeds from reinvestment of dividends and distributions and payments for shares redeemed were $33,206,336, $22,014,427, and $(38,364,412), respectively, for
Institutional Class shares, $616,747, $3,433,738 and $(31,758,741), respectively, for Class A shares and $212,134, $50,436 and
$(511,669), respectively, for Class C shares. For the period ended August 31, 2022, proceeds from shares sold, proceeds from reinvestment of dividends and distributions and payments for shares redeemed were $135,750,562, $45,825,965, and $(89,597,836), respectively, for Institutional Class shares, $12,529,181, $9,129,267 and $(11,773,110), respectively, for Class A shares and $330,177,
$9,547 and $(45,016), respectively, for Class C shares. For the year ended October 31, 2021, proceeds from shares sold, proceeds from reinvestment of dividends and distributions and payments for shares redeemed were $44,013,444, $569,330, and $(34,656,618), respectively, for the Institutional Class shares, $6,431,839, $66,000 and $ (7,764,625), respectively, for the Class A shares and
$35,000, $0 and $(8,422), respectively, for Class C shares.

See Notes to Financial Statements

Statements of Changes in Net Assets (cont’d)
Neuberger Berman ETF Trust

	Disrupters ETF		Next Generation Connected Consumer ETF
	Six Months Ended	Period from April 6, 2022 (Commencement of Operations) to	Six Months Ended	Period from April 6, 2022 (Commencement of Operations) to
	February 28, 2023 (Unaudited)	August 31, 2022	February 28, 2023 (Unaudited)	August 31, 2022
Increase/(Decrease) in Net Assets:
From Operations (Note A):
Net investment income/(loss)	$(8,618)	$(3,432)	$3,645	$4,152
Net realized gain/(loss) on investments	266,524	(194,541)	22,089	(142,934)
Change in net unrealized appreciation/(depreciation) of investments	776,221	(853,345)	429,968	(1,004,213)
Net increase/(decrease) in net assets resulting from operations	1,034,127	(1,051,318)	455,702	(1,142,995)
Distributions to Shareholders From (Note A):
Distributable earnings	—	—	(5,300)	—
From Fund Share Transactions (Note D):
Proceeds from shares sold	9,007,540	6,472,125	—	5,919,763
Payments for shares redeemed	(4,015,025)	—	—	—
Net increase/(decrease) from Fund share transactions	4,992,515	6,472,125	—	5,919,763
Net Increase/(Decrease) in Net Assets	6,026,642	5,420,807	450,402	4,776,768
Net Assets:
Beginning of period	5,420,807	—	4,776,768	—
End of period	$11,447,449	$5,420,807	$5,227,170	$4,776,768
See Notes to Financial Statements

Notes to Financial Statements ETF Trustß (Unaudited)
Note A—Summary of Significant Accounting Policies:
1
General: Neuberger Berman ETF Trust (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated December 8, 2021. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. Neuberger Berman Carbon Transition & Infrastructure ETF ("Carbon Transition & Infrastructure ETF"), Neuberger Berman Commodity Strategy ETF ("Commodity Strategy ETF"), Neuberger Berman Disrupters ETF ("Disrupters ETF"), and Neuberger Berman Next Generation Connected Consumer ETF ("Next Generation Connected Consumer ETF") (each individually a "Fund," and collectively, the "Funds") are separate operating series of the Trust, each of which (except Disrupters ETF) is diversified. Each Fund offers and issues shares of beneficial interest ("Shares"). Shares of a Fund represent an equal proportionate interest in the Fund. Each Fund (except Commodity Strategy ETF) had no operations until April 6, 2022, other than matters relating to its organization and its registration of shares under the 1933 Act. As further described in Note A-2, Commodity Strategy ETF commenced operations as an ETF on October 24, 2022 following its reorganization from a mutual fund to an ETF effective after the close of business on October 21, 2022 (see Note A-2). The Trust’s Board of Trustees (the "Board") may establish additional series of shares without the approval of shareholders.
A balance indicated with a "—", reflects either a zero balance or a balance that rounds to less than 1.
The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other series of the Trust.
Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946 "Financial Services—Investment Companies."
The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.
Commodity Strategy ETF invests in commodity-related instruments through Neuberger Berman Cayman Commodity Fund I Ltd. (the "CS Subsidiary"), which is organized under the laws of the Cayman Islands. Commodity Strategy ETF is and expects to remain the sole shareholder of the CS Subsidiary. The CS Subsidiary is governed by its own Board of Directors.
As of February 28, 2023, the value of Commodity Strategy's ETF investment in the CS Subsidiary was as follows:
Investment in CS Subsidiary	Percentage of Net Assets
$52,153,960	18.1%
2
Reorganization: On June 23, 2022, the Neuberger Berman Alternative Fund's Board of Trustees approved the reorganization of Neuberger Berman Commodity Strategy Fund (the "Predecessor Fund") to a newly organized series of Neuberger Berman ETF Trust. The reorganization occurred after the close of business on October 21, 2022, and was effected through the reorganization of the Predecessor Fund into the Commodity Strategy ETF and conducted pursuant to an Agreement and Plan of Reorganization (the "Reorganization"). Commodity Strategy ETF was organized solely in connection with the reorganization for the purpose of acquiring the assets and liabilities of the Predecessor Fund and continuing the operations of the Predecessor Fund as an ETF. The Commodity Strategy ETF had no investment operations or performance
ß
Notes to Consolidated Financial Statements for Commodity Strategy ETF

history prior to the Reorganization Date. Commodity Strategy ETF is the surviving legal entity, but has adopted the performance, cost basis of securities received and financial history of the Predecessor Fund, which is included in these financial statements.
The Reorganization was structured to be a tax-free reorganization under the U.S. Internal Revenue Code. After the Reorganization, shareholders of the Fund held shares of the Commodity Strategy ETF instead of the Predecessor Fund. The Commodity Strategy ETF has the same investment objective, investment strategy, investment restrictions and portfolio managers as the Predecessor Fund.
Existing shareholders of the Predecessor Fund received an information statement/prospectus describing both the Reorganization and the Commodity Strategy ETF, and summarizing the Neuberger Berman Alternative Fund's Board of Trustees' considerations in approving the Reorganization.
As described in the information statement/prospectus, the Reorganization involved several important steps. First, after the close of business on October 7, 2022, each class of shares of the Predecessor Fund was converted into Institutional Class shares (without a contingent deferred sales charge or other charge). Accordingly, after that date, all shareholders of the Predecessor Fund owned Institutional Class shares. Second, after the close of business on October 14, 2022, the Predecessor Fund conducted a reverse stock split pursuant to a stock split ratio of 1:0.2256 (old to new).
The Commodity Strategy ETF opened for trading on NYSE Arca, Inc. on October 24, 2022. In connection with the Reorganization, shareholders of the Predecessor Fund received shares of the Commodity Strategy ETF equal in value to the number of shares of the Predecessor Fund they owned, including a cash payment in lieu of fractional shares of the Predecessor Fund.
Additionally, prior to the Reorganization, the Predecessor Fund made a distribution of net investment income. The distribution was paid on September 28, 2022 to shareholders of record as of September 26, 2022.
3
Consolidation: The accompanying financial statements of Commodity Strategy ETF present the consolidated accounts of Commodity Strategy ETF and the CS Subsidiary. All intercompany accounts and transactions have been eliminated in consolidation.
4
Portfolio valuation: In accordance with ASC 820 "Fair Value Measurement" ("ASC 820"), all investments held by each of the Funds are carried at the value that Management believes each Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Funds' investments, some of which are discussed below. At times, Management may need to apply significant judgment to value investments in accordance with ASC 820.
ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.
•
Level 1 – unadjusted quoted prices in active markets for identical investments
•
Level 2 – other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)
•
Level 3 – unobservable inputs (including a Fund's own assumptions in determining the fair value of investments)
The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.
The value of the Funds’ investments in equity securities and master limited partnerships and limited partnerships, for which market quotations are available, is generally determined by Management by obtaining valuations from independent pricing services based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern Time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no sale of a security on a particular day, the independent pricing services may value the security based on market quotations.
The value of the Funds’ investments in debt securities is determined by Management primarily by obtaining valuations from independent pricing services based on available bid quotations, or if quotations are not available, by methods which include various considerations based on security type (generally Level 2 inputs). In addition to the consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions, the following is a description of other Level 2 inputs and related valuation techniques used by independent pricing services to value certain types of debt securities held by the Fund:
Corporate Bonds. Inputs used to value corporate debt securities generally include relevant credit information, observed market movements, sector news, U.S. Treasury yield curve or relevant benchmark curve, and other market information, which may include benchmark yield curves, reported trades, broker-dealer quotes, issuer spreads, comparable securities, and reference data, such as market research publications, when available ("Other Market Information").
Asset-Backed Securities. Inputs used to value asset-backed securities generally include models that consider a number of factors, which may include the following: prepayment speeds, cash flows, spread adjustments and Other Market Information.
Commercial Paper. The value of commercial paper generally includes inputs from quoted prices or similar assets, constant maturity curves using coupon, currency, issuer, sector, issuer country, credit rating information, and yield curves using money market rates (Level 2 inputs).
The value of futures contracts is determined by Management by obtaining valuations from independent pricing services at the settlement price at the market close (Level 1 inputs).
Management has developed a process to periodically review information provided by independent pricing services for all types of securities.
Investments in non-exchange traded investment companies are valued using the respective fund’s daily calculated net asset value ("NAV") per share (Level 2 inputs), when available.
If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount a Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not available, the security is valued using methods Management has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Pursuant to Rule 2a-5 under the 1940 Act, the Board designated Management as the Funds' valuation designee. As the Funds' valuation designee, Management is responsible for determining fair value in good faith for any and all Fund investments. Inputs and assumptions considered in determining the fair value of a security based on Level 2 or Level 3 inputs may include, but are not limited to, the type of the security; the initial cost of the security; the existence of any contractual restrictions on the security’s disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer and/or analysts; an analysis of the company’s or issuer’s financial statements; an evaluation of the inputs that influence the issuer and the market(s) in which the security is purchased and sold.
The value of the Funds’ investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are normally translated from the local currency into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern Time on days the New York Stock Exchange ("NYSE") is open for business.

Management has approved the use of ICE Data Services ("ICE") to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that a Fund could expect to receive for those securities or on days when foreign markets are closed and U.S. markets are open. In each of these events, ICE will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). Management has also approved the use of ICE to evaluate the prices of foreign debt securities as of the time as of which a Fund’s share price is calculated. ICE utilizes benchmark spread and yield curves and evaluates available market activity from the local close to the time as of which a Fund’s share price is calculated (Level 2 inputs) to assist in determining prices for certain foreign debt securities. In the case of both foreign equity and foreign debt securities, in the absence of precise information about the market values of these foreign securities as of the time as of which a Fund’s share price is calculated, Management has determined on the basis of available data that prices adjusted or evaluated in this way are likely to be closer to the prices a Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.
Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.
5
Foreign currency translations: The accounting records of the Funds and the CS Subsidiary are maintained in U.S. dollars. Foreign currency amounts are normally translated into U.S. dollars using the exchange rate as of 4:00 p.m. Eastern Time, on days the NYSE is open for business, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain/(loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statements of Operations.
6
Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as a Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of discount (adjusted for original issue discount, where applicable), and amortization of premium, where applicable, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statements of Operations.
7
Income tax information: Each Fund is treated as a separate entity for U.S. federal income tax purposes. It is the intention of each of Carbon Transition & Infrastructure ETF, Disrupters ETF and Next Generation Connected Consumer ETF to qualify for, and the policy of Commodity Strategy ETF to continue to qualify for, treatment as a regulated investment company ("RIC") by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent a Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.
ASC 740 "Income Taxes" sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Funds recognize interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statements of Operations. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the tax years for which the applicable statutes of limitations have not yet expired. As of February 28, 2023, the Funds did not have any unrecognized tax positions.
The CS Subsidiary is a controlled foreign corporation under the U.S. Internal Revenue Code. As a U.S. shareholder of a controlled foreign corporation, Commodity Strategy ETF will include in its taxable income its share of the CS Subsidiary’s current earnings and profits (including net realized gains). Any deficit generated by the CS Subsidiary will be disregarded for purposes of computing Commodity Strategy ETF's taxable income in the current period and also disregarded for all future periods.
For federal income tax purposes, the estimated cost and unrealized appreciation/(depreciation) in value of investments held at February 28, 2023 were as follows:
	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Carbon Transition & Infrastructure ETF	$25,159,132	$442,761	$1,314,979	$(872,218)
Commodity Strategy ETF	355,205,721	8,811,421	106,792,197	(97,980,776)
Disrupters ETF	11,528,710	540,759	621,577	(80,818)
Next Generation Connected Consumer ETF	5,810,872	295,588	868,575	(572,987)
Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by each Fund, timing differences and differing characterization of distributions made by each Fund. The Funds may also utilize earnings and profits distributed to shareholders on redemption of their shares as a part of the dividends-paid deduction for income tax purposes.
Any permanent differences resulting from different book and tax treatment are reclassified at year-end and have no impact on net income, NAV or NAV per share of the Funds. For the period ended August 31,2022, the Funds recorded permanent reclassifications related to one or more of the following: net operating losses written off, wholly owned subsidiary income and gain (loss), prior period true up adjustments, and deemed distribution on shareholder redemptions. For the period ended August 31, 2022, the Funds recorded the following permanent reclassifications:
	Paid-in Capital	Total Distributable Earnings/(Losses)
Commodity Strategy ETF	$36,404,219	$(36,404,219)
Disrupters ETF	(3,432)	3,432
The tax character of distributions paid during the period ended August 31, 2022, and during the year ended October 31, 2021, was as follows:
	Distributions Paid From:
	Ordinary Income		Long-Term Capital Gain		Return of Capital		Total
	2022	2021	2022	2021	2022	2021	2022	2021
Carbon Transition & Infrastructure ETF	$—	$—	$—	$—	$—	$—	$—	$—
Commodity Strategy ETF(a)	55,270,948(b)	641,535	—	—	—	—	55,270,948(b)	641,535
Disrupters ETF	—	—	—	—	—	—	—	—
Next Generation Connected Consumer ETF	—	—	—	—	—	—	—	—

(a)
On June 23, 2022, the Neuberger Berman Alternative Funds' Board of Trustees approved a change in fiscal year end from October 31 to August 31 for the Predecessor Fund. This change was effective beginning with the prior fiscal period, November 1, 2021.

(b)	Period from November 1, 2021 to August 31, 2022.

As of August 31, 2022, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:
	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
Carbon Transition & Infrastructure ETF	$31,604	$—	$(208,621)	$(37,268)	$—	$(214,285)
Commodity Strategy ETF	25,607,556	—	(103,280,755)	(2,605,497)	(261)	(80,278,957)
Disrupters ETF	—	—	(857,039)	(190,847)	—	(1,047,886)
Next Generation Connected Consumer ETF	2,546	—	(1,002,860)	(142,681)	—	(1,142,995)
The temporary differences between book basis and tax basis distributable earnings are primarily related to one or more of the following: losses disallowed and/or recognized on wash sales, amortization of organizational expenses, amortization of bond premium, wholly owned subsidiary inclusions and tax adjustments related to partnerships and other investments.
To the extent each Fund’s net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of each Fund not to distribute such gains. Capital loss carryforward rules allow for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term. As determined at August 31, 2022, the following Funds had unused capital loss carryforwards available for federal income tax purposes to offset future net realized capital gains, if any, as follows:
	Capital Loss Carryforwards
	Long-Term	Short-Term
Carbon Transition & Infrastructure ETF	$—	$37,268
Commodity Strategy ETF	127,718	2,477,779
Disrupters ETF	—	190,847
Next Generation Connected Consumer ETF	—	142,681
8
Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.
9
Distributions to shareholders: Each Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, are generally distributed once a year (usually in December) and are recorded on the ex-date.

10
Investments in foreign securities: Investing in foreign securities may involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.
11
Investment company securities and other exchange-traded funds: The Funds may invest in shares of other registered investment companies, including other exchange-traded funds ("ETFs"), within the limitations prescribed by the 1940 Act, in reliance on rules adopted by the SEC, particularly Rule 12d1-4 or any other applicable exemptive relief. Rule 12d1-4 permits fund of funds arrangements, and includes (i) limits on control and voting; (ii) required evaluations and findings; (iii) required fund of funds investment agreements; and (iv) limits on complex structures. Shareholders of a Fund will indirectly bear their proportionate share of any management fees and other expenses paid by such other investment companies, in addition to the management fees and expenses of the Fund.

12
When-issued/delayed delivery securities: Each Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time a Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the NAV. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to a Fund until payment takes place. When-issued and delayed delivery transactions can have a leverage-like effect on a Fund, which can increase fluctuations in the Fund’s NAV. Certain risks may arise upon entering into when-issued or delayed delivery securities transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.
Each Fund may also enter into a TBA agreement and "roll over" such agreement prior to the settlement date by selling the obligation to purchase the pools set forth in the agreement and entering into a new TBA agreement for future delivery of pools of mortgage-backed securities. TBA mortgage-backed securities may increase prepayment risks because the underlying mortgages may be less favorable than anticipated by a Fund.
13
Derivative instruments: Commodity Strategy ETF's use of derivatives during the six months ended February 28, 2023, is described below. Please see the Consolidated Schedule of Investments for the Fund's open positions in derivatives at February 28, 2023. The disclosure requirements of ASC 815 "Derivatives and Hedging" ("ASC 815") distinguish between derivatives that qualify for hedge accounting and those that do not. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statements of Operations, they do not qualify for hedge accounting. Accordingly, even though a Fund’s investments in derivatives may represent economic hedges, they are considered non-hedge transactions for purposes of this disclosure.
Rule 18f-4 under the 1940 Act which became effective in August 2022, regulates the use of derivatives for certain funds registered under the 1940 Act ("Rule 18f-4"). The Funds have adopted a Rule 18f-4 Policy which provides, among other things, that unless a Fund qualifies as a "limited derivatives user'' as defined in Rule 18f-4, the Fund is subject to a comprehensive derivatives risk management program, is required to comply with certain value-at-risk based leverage limits and is required to provide additional disclosure both publicly and to the SEC regarding its derivatives positions. If a Fund qualifies as a limited derivatives user, Rule 18f-4 requires the Fund to have policies and procedures to manage its aggregate derivatives risk.
Futures contracts: During the six months ended February 28, 2023, Commodity Strategy ETF used commodity futures contracts (through investments in the CS Subsidiary) to provide investment exposure to individual commodities, as well as to manage and/or adjust the risk profile of the Fund.
At the time a Fund or CS Subsidiary enters into a futures contract, it is required to deposit with the futures commission merchant a specified amount of cash or liquid securities, known as "initial margin," which is a percentage of the value of the futures contract being traded that is set by the exchange upon which the futures contract is traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis, or as needed, as the market price of the futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Fund or CS Subsidiary as unrealized gains or losses.
Although some futures by their terms call for actual delivery or acquisition of the underlying securities or currency, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching futures. When the contracts are closed or expire, a Fund or CS Subsidiary recognizes a gain or loss. Risks of entering into futures contracts include the possibility there may be an illiquid market, possibly at a time of rapidly declining prices, and/or a change in the value of the contract may not correlate with changes in the value of the underlying securities. Futures executed on regulated futures exchanges have minimal counterparty risk to a Fund or CS Subsidiary because the exchange’s clearinghouse assumes the position of the counterparty in each transaction. Thus, a Fund or CS Subsidiary is exposed to risk only in connection with the clearinghouse and not in connection with the original counterparty to the transaction.

For U.S. federal income tax purposes, the futures transactions undertaken by a Fund or CS Subsidiary may cause the Fund or CS Subsidiary to recognize gains or losses from marking contracts to market even though its positions have not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may affect the timing of some capital gains and losses realized by the Fund or CS Subsidiary. Also, a Fund’s or CS Subsidiary's losses on transactions involving futures contracts may be deferred rather than being taken into account currently in calculating such Fund’s or CS Subsidiary's taxable income.
At February 28, 2023, the Fund had the following derivatives (which did not qualify as hedging instruments under ASC 815), grouped by primary risk exposure:
	Asset Derivatives		Liability Derivatives
Fund	Statements of Assets and Liabilities Location	Value	Statements of Assets and Liabilities Location	Value
Commodity Strategy ETF
Futures
Commodity risk	Receivable/Payable for accumulated variation margin on futures contracts	$8,622,350	Receivable/Payable for accumulated variation margin on futures contracts	$(12,457,126)
The impact of the use of these derivative instruments on the Statements of Operations during the six months ended February 28, 2023, was as follows:
Fund	Net Realized Gain/ (Loss) on Derivatives(a)	Change in Net Unrealized Appreciation/ (Depreciation) on Derivatives(b)
Commodity Strategy ETF
Futures
Commodity risk	$(16,368,865)	4,372,613

(a)	Net realized gain/(loss) on derivatives is located in the Statements of Operations each under the caption, "Net realized gain/(loss) on:"

Futures	Expiration or closing of futures contracts

(b)	Change in net unrealized appreciation/(depreciation) is located in the Statements of Operations each under the caption, "Change in net unrealized appreciation/(depreciation) in value of:"

Futures	Futures contracts
14
Securities lending: Each Fund, using State Street Bank and Trust Company ("State Street") as its lending agent, may loan securities to qualified brokers and dealers in exchange for negotiated lender’s fees. These fees, if any, would be disclosed within the Statements of Operations under the caption "Income from securities loaned-net" and are net of expenses retained by State Street as compensation for its services as lending agent.
The initial collateral received by a Fund at the beginning of each transaction shall have a value equal to at least 102% of the prior day’s market value of the loaned securities (105% in the case of international securities). Collateral in the form of cash and/or securities issued or guaranteed by the U.S. government or its agencies, equivalent to at least 100% of the market value of securities, is maintained at all times. Thereafter, the value of the collateral is monitored on a daily basis, and collateral is moved daily between a counterparty and a Fund until the close of the transaction. Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of State Street and is included on the Statements of Assets and Liabilities . The total value of securities received as collateral for securities on loan is included in a footnote following the applicable Schedule of Investments, but is not included within the Statements of Assets and Liabilities because the receiving Fund does not have the right to sell or repledge the securities received as collateral. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities. Any increase or decrease in the fair value of the securities loaned and any interest earned or dividends paid or owed on those securities during the term of the loan would accrue to that Fund.
As of February 28, 2023, the Funds listed below had outstanding loans of securities to certain approved brokers each with a value as follows:
Value of Securities Loaned
Carbon Transition & Infrastructure ETF	$947,166
Next Generation Connected Consumer ETF	84,841
As of February 28, 2023, the Funds listed below had outstanding loans of securities to certain approved brokers for which each received collateral as follows:
	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 days	Greater Than 90 Days	Total
Securities Lending Transactions(a)
Common Stocks
Carbon Transition & Infrastructure ETF	$980,593	$—	$—	$—	$980,593
Next Generation Connected Consumer ETF	88,088	—	—	—	88,088

(a)	Amounts represent the payable for loaned securities collateral received.
15
Offsetting Assets and Liabilities: The Funds are required to disclose both gross and net information for assets and liabilities related to over-the-counter derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions that are eligible for offset or subject to an enforceable master netting or similar agreement. Carbon Transition & Infrastructure ETF and Next Generation Connected Consumer ETF held one or more of these investments at February 28, 2023. The Funds’ securities lending assets at fair value are reported gross in the Statements of Assets and Liabilities. The following tables present securities lending assets by counterparty and net of the related collateral received by a Fund as of February 28, 2023.
Description	Gross Amounts of Assets Presented in the Statements of Assets and Liabilities	Gross Amounts of Liabilities Presented in the Statements of Assets and Liabilities
Carbon Transition & Infrastructure ETF
Securities lending	$947,166	$—
Total	$947,166	$—
Next Generation Connected Consumer ETF
Securities lending	$84,841	$—
Total	$84,841	$—

Gross Amounts Not Offset in the Statements of Assets and Liabilities:
	Assets				Liabilities
Counterparty	Gross Amounts Presented in the Statements of Assets and Liabilities	Liabilities Available for Offset	Collateral Received(a)	Net Amount(b)	Gross Amounts Presented in the Statements of Assets and Liabilities	Assets Available for Offset	Collateral Pledged(a)	Net Amount(b)
Carbon Transition & Infrastructure ETF
SSB	$947,166	$—	$(947,166)	$—	$—	$—	$—	$—
Total	$947,166	$—	$(947,166)	$—	$—	$—	$—	$—
Next Generation Connected Consumer ETF
SSB	$84,841	$—	$(84,841)	$—	$—	$—	$—	$—
Total	$84,841	$—	$(84,841)	$—	$—	$—	$—	$—

(a)	Collateral received (or pledged) is limited to an amount not to exceed 100% of the net amount of assets (or liabilities) in the tables presented above, for each respective counterparty.
(b)
A net amount greater than zero represents amounts subject to loss as of February 28, 2023, in the event of a counterparty failure. A net amount less than zero represents amounts under-collateralized to each counterparty as of February 28, 2023.

16
Indemnifications: Like many other companies, the Trust’s organizational documents provide that its officers ("Officers") and trustees ("Trustees") are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust’s maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.
Note B—Investment Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:
Carbon Transition & Infrastructure ETF, Disrupters ETF and Next Generation Connected Consumer ETF:
Each Fund retains NBIA as investment manager under a Management Agreement. Under the Management Agreement, Management is responsible for choosing a Fund’s investments and handling its day-to-day business. In addition, Management provides to each Fund certain Fund services and administrative services as specified in the Management Agreement.
Commodity Strategy ETF:
The Fund retains NBIA as investment manager under a Management Agreement. Under the Management Agreement, Management is responsible for choosing the Fund’s investments and handling its day-to-day business and certain Fund services.
For such investment management services, the Funds pay NBIA an investment management fee as a percentage of average daily net assets(a) according to the following table:
Fund	First $250 million	Next $250 million	Next $250 million	Next $250 million	Next $500 million	Next $2.5 billion	Thereafter
Carbon Transition & Infrastructure ETF(b):	0.65%	0.65%	0.65%	0.65%	0.65%	0.65%	0.65%
Commodity Strategy ETF and CS Subsidiary:	0.50%	0.475%	0.45%	0.425%	0.40%	0.375%	0.35%
Disrupters ETF(b):	0.65%	0.65%	0.65%	0.65%	0.65%	0.65%	0.65%

Fund	First $250 million	Next $250 million	Next $250 million	Next $250 million	Next $500 million	Next $2.5 billion	Thereafter
Next Generation Connected Consumer ETF(b):	0.65%	0.65%	0.65%	0.65%	0.65%	0.65%	0.65%

(a)	Less the net assets of the CS Subsidiary for Commodity Strategy ETF.
(b)
NBIA has contractually agreed to waive its management fee by 0.10% of Carbon Transition & Infrastructure
ETF, Disrupters ETF and Next Generation Connected Consumer's ETF's average net assets. This undertaking lasts until April 8, 2024 and may not be terminated during its term without the consent of the Board.
Management fees contractually waived are not subject to recovery by NBIA.

Management fees waived for the six months ended February 28, 2023 were as follows:
Fund	Percentage of Average Daily Net Assets	Effective Date(s)	Management Fees Waived for the Period Ended February 28, 2023
Carbon Transition & Infrastructure ETF	0.10%	4/6/2022	$3,914
Disrupters ETF	0.10%	4/6/2022	$4,214
Next Generation Connected Consumer ETF	0.10%	4/6/2022	$2,431
Accordingly, for the six months ended February 28, 2023, the investment management fee pursuant to the Management Agreement was equivalent to an annual effective rate of the Fund's average daily net assets(a), as follows:

Fund	Effective Rate
Carbon Transition & Infrastructure ETF	0.55%
Commodity Strategy ETF	0.50%
CS Subsidiary	0.50%
Disrupters ETF	0.55%
Next Generation Connected Consumer ETF	0.55%
(a) Less the net assets of the CS Subsidiary for Commodity Strategy ETF.
Carbon Transition & Infrastructure ETF, Disrupters ETF and Next Generation Connected Consumer ETF:
NBIA has contractually agreed to pay all operating expenses of each Fund, except (i) interest and taxes (including, but not limited to, income, excise, transaction, transfer and withholding taxes); (ii) brokerage expenses, including commissions, and other transaction costs; (iii) acquired fund fees and expenses; (iv) dividend and interest expenses relating to short sales; (v) expenses incurred in connection with any distribution plan adopted by the Trust in compliance with Rule 12b-1 under the 1940 Act, including distribution fees; (vi) the compensation payable to NBIA under this Agreement; (vii) securities lending expenses; (viii) litigation expenses and tax reclaim expenses; (ix) indemnification expenses; and (x) any expenses determined to be extraordinary expenses by the Board. During the six months ended February 28, 2023, each Fund did not pay for any expenses other than the investment management fee. With the Funds' consent, Management may subcontract to third parties some of its responsibilities to the Funds under the Management Agreement and may compensate each such third party that provides such services. Certain expenses that are outside of the investment management fee, as described above, may be applicable to multiple funds within the complex of related investment companies and such allocations are handled as follows: Expenses directly attributable to a Fund are charged to that Fund. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which NBIA serves as investment manager, that are not directly attributable to a particular investment company (e.g., a Fund) are allocated among that Fund and the other investment companies or series thereof in the complex on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies or series thereof in the complex can otherwise be made fairly.
Commodity Strategy ETF:
NBIA has contractually agreed to waive fees and/or reimburse certain expenses of Commodity Strategy ETF so that the total annual operating expenses of those classes do not exceed the expense limitations as detailed in the following table. These undertakings exclude interest, brokerage commissions, acquired fund fees and expenses, taxes including any expenses relating to tax reclaims, extraordinary expenses, and dividend and interest expenses relating to short sales, if any (commitment fees relating to borrowings are treated as interest for purposes of this exclusion) ("annual operating expenses"); consequently, net expenses may exceed the contractual expense limitations. The expenses of the CS Subsidiary are included in the total expenses used to calculate the reimbursement, which the Fund has agreed to share with the CS Subsidiary. For the six months ended February 28, 2023, the expenses of the CS Subsidiary amounted to $203,314. Prior to the Reorganization, the Predecessor Fund incurred fees and engaged in transactions with affiliates. Expenses, other than management fees, which include balances of both the Predecessor Fund and Commodity Strategy ETF, as shown in the Consolidated Statement of Operations were expenses incurred by the Predecessor Fund.
At February 28, 2023, Commodity Strategy ETF's contingent liabilities to NBIA under the agreement were as follows:
			Expenses Reimbursed in Year Ended August 31,
			2020(a)	2021(a)	2022(b)	2023
			Subject to Repayment until August 31,
Class	Contractual Expense Limitation(c)	Expiration	2023	2024	2025	2026
Commodity Strategy ETF	0.64%(d)	8/31/26	$291,571	$300,249	$290,598	$253,802

(a)	Year ended October 31.
(b)	Period from November 1, 2021 to August 31, 2022.
(c)	Expense limitation per annum of the Fund's average daily net assets.
(d)	Expenses waived or reimbursed prior to the close of business on October 21, 2022 are of the Predecessor Fund.
Commodity Strategy ETF has agreed that it will repay NBIA for fees and expenses waived or reimbursed provided that repayment does not cause that the Fund's annual operating expenses to exceed its contractual expense limitation in place at the time the fees and expenses were waived or reimbursed, or the expense limitation in place at the time the Fund repays NBIA, whichever is lower. Any such repayment must be made within three years after the year in which NBIA incurred the expense.
During the period ended February 28, 2023, there was no repayment to NBIA under this agreement.
NBIA retains State Street as its sub-administrator under a Sub-Administration Agreement. NBIA pays State Street a fee for all services received under the Sub-Administration Agreement.
Commodity Strategy ETF retains NBIA as its administrator under an Administration Agreement. The administration fee was assessed at the class level prior to October 24, 2022 and each share class of the Fund, as applicable, paid NBIA an annual administration fee equal to the following: 0.26% for each of Class A and Class C; and 0.15% for Institutional Class, each as a percentage of its average daily net assets.

Effective October 24, 2022, after the Reorganization, Commodity Strategy ETF pays NBIA a fee at the annual rate of 0.09% of the Fund's average daily net assets.
Neuberger Berman BD LLC (the "Distributor") serves as the distributor in connection with the continuous offering of each Fund’s shares. Each Fund (except Commodity Strategy ETF) also has a distribution agreement that allows the Fund to pay distribution fees to the Distributor and other firms that provide distribution services ("Service Providers"). Under their distribution plans (each a Plan, collectively, the "Plans") if a Service Provider provides distribution services, a Fund would pay distribution fees to the Distributor at an annual rate not to exceed 0.25% of average daily net assets, pursuant to Rule 12b-1 under the 1940 Act. The Distributor would, in turn, pay the Service Provider out of its fees. The Board currently has determined not to implement any 12b-1 fees pursuant to the Plan. 12b-1 fees may only be imposed after approval by the Board.
Note C—Securities Transactions:
During the period ended February 28, 2023, there were purchase and sale transactions of long-term securities and in-kind capital share transactions as follows:
	Transactions of Long-Term Securities		In-kind Capital Share Transactions
	Purchases	Sales	Purchases	Sales
Carbon Transition & Infrastructure ETF	$95,542	$20	$18,799,427	$—
Commodity Strategy ETF	49,091,479	46,273,199	—	—
Disrupters ETF	1,315,689	1,062,633	8,769,518	3,968,930
Next Generation Connected Consumer ETF	1,242,204	1,296,807	—	—
During the six months ended February 28, 2023, no brokerage commissions on securities transactions were paid to affiliated brokers.
Note D—Fund Share Transactions:
The Funds issue or redeem capital shares in aggregation of a specified number of shares (each, a "Creation Unit") to certain institutional investors (typically market makers or other broker-dealers) on a continuous basis through the Distributor. Currently, the number of shares that constitutes a Creation Unit is 25,000 shares. Creation Unit transactions are typically conducted in exchange for the deposit or delivery of a designated portfolio of in-kind securities, cash or a combination thereof, consistent with a Fund's investment objective, policies and disclosure.
Share activity for the six months ended February 28, 2023, was as follows:
Fund	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Carbon Transition & Infrastructure ETF	775,000	—	—	775,000
Commodity Strategy ETF(1)	11,056,695(2)	5,379,030(3)	(11,507,092)(4)	4,928,633
Disrupters ETF	500,000	—	(200,000)	300,000
Next Generation Connected Consumer ETF	—	—	—	—

(1)	After the close of business on October 21, 2022, the Predecessor Fund was reorganized into Commodity Strategy ETF. The share activities disclosed included those of the Predecessor Fund.
(2)	Includes shares of Institutional Class 6,374,614, Class A 118,431 and Class C 38,648, respectively.
(3)	Includes shares of Institutional Class 4,624,880, Class A 743,233 and Class C 10,916, respectively.
(4)	Includes shares of Instutional Class (6,630,077), Class A (6,356,380) and Class C (102,880), respectively.

Share activity for the period ended August 31, 2022, was as follows:
Fund	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Carbon Transition & Infrastructure ETF(1)	225,001	—	—	225,001
Commodity Strategy ETF(2)	7,340,785(3)	3,976,440(4)	(5,447,728)(5)	5,869,497
Disrupters ETF(1)	279,000	—	—	279,000
Next Generation Connected Consumer ETF(1)	250,001	—	—	250,001

(1)	Period from April 6, 2022 (Commencement of Operations) to August 31, 2022.
(2)	Share activity is for the Predecessor Fund, for the period from November 1, 2021 to August 31, 2022.
(3)	Includes shares of Institutional Class 5,117,728, Class A 2,169,512 and Class C 53,545, respectively.
(4)	Includes shares of Institutional Class 2,084,342, Class A 1,890,117 and Class C 1,981, respectively.
(5)	Includes shares of Institutional Class (3,382,268), Class A (2,057,845) and Class C (7,615), respectively.
Share activity for the year ended October 31, 2021, was as follows:
Fund	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Commodity Strategy ETF(1)	7,478,561(2)	111,062(3)	(6,472,093)(4)	1,117,530

(1)	Share activity is for the Predecessor Fund, for the year ended October 31, 2021.
(2)	Includes shares of Institutional Class 1,470,242, Class A 956,126 and Class C 5,403, respectively.
(3)	Includes shares of Institutional Class 22,415 and Class A 11,703, respectively.
(4)	Includes shares of Institutional Class (1,197,351), Class A (1,163,240) and Class C (1,445), respectively
Note E—Line of Credit:
At February 28, 2023, each Fund was a participant in a syndicated committed, unsecured $700,000,000 line of credit (the "Credit Facility"), to be used only for temporary or emergency purposes. Series of other investment companies managed by NBIA also participate in this line of credit on substantially the same terms. Interest is charged on borrowings under this Credit Facility at the highest of (a) a federal funds effective rate plus 1.00% per annum, (b) a daily simple Secured Overnight Financing Rate ("SOFR") plus 1.10% per annum, and (c) an overnight bank funding rate plus 1.00% per annum. The Credit Facility has an annual commitment fee of 0.15% per annum of the available line of credit, which is paid quarterly. Each Fund that is a participant has agreed to pay its pro rata share of the annual commitment fee, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due, and interest charged on any borrowing made by such Fund and other costs incurred by such Fund. Because several mutual funds participate in the Credit Facility, there is no assurance that an individual fund will have access to all or any part of the $700,000,000 at any particular time. There were no loans outstanding under the Credit Facility at February 28, 2023. During the six months ended February 28, 2023, none of the Funds utilized the Credit Facility.

Note F—Investments in Affiliates(a):
At February 28, 2023, affiliated persons owned outstanding shares of the following Funds:

Affiliated Person(s) Percentage Ownership of Outstanding Shares
Carbon Transition & Infrastructure ETF	20.00%
Commodity Strategy ETF	0.11%
Disrupters ETF	35.23%
Next Generation Connected Consumer ETF	80.00%

(a)	Affiliated persons, as defined in the 1940 Act.
Note G—Change in Fiscal Year End:
On June 23, 2022, the Neuberger Berman Alternative Funds' Board of Trustees approved a change in fiscal year end from October 31 to August 31 for the Predecessor Fund. This change was effective beginning with the prior fiscal period, November 1, 2021.
Note H—Recent Accounting Pronouncements:
In June 2022, FASB issued Accounting Standards Update No. 2022-03, "Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions" ("ASU 2022-03"). ASU 2022-03 clarifies the guidance in ASC 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the ability to apply a discount to the fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the impact of applying this update.
In December 2022, the FASB issued Accounting Standards Update No. 2022-06 ("ASU 2022-06"), "Reference Rate Reform (Topic 848)", which is an update to Accounting Standards Update No. 2021-01 ("ASU 2021-01"), "Reference Rate Reform (Topic 848)" and defers the sunset date for applying the reference rate reform relief in Topic 848. ASU 2021-01 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2021-01 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are effective immediately through December 31, 2024, for all entities. Management is currently evaluating the implications, if any, of the additional requirements and its impact on the Funds' financial statements.
Note I—Other Matters:
Coronavirus: The outbreak of the novel coronavirus in many countries has, among other things, disrupted global travel and supply chains, and adversely impacted global commercial activity, the transportation industry and commodity prices in the energy sector. The impact of this virus has negatively affected and may continue to affect the economies of many nations, individual companies and the global securities and commodities markets, including liquidity and volatility. The development and fluidity of this situation precludes any prediction as to its ultimate impact, which may have a continued adverse effect on global economic and market conditions. Such conditions (which may be across industries, sectors or geographies) have impacted and may continue to impact certain issuers of the securities held by the Funds and in turn, may impact the financial performance of the Funds.
Russia's Invasion of Ukraine: Russia’s invasion of Ukraine, and corresponding events in late February 2022, have had, and could continue to have, severe adverse effects on regional and global economic markets for securities and commodities. Following Russia’s actions, various governments, including the United States, have issued broad-ranging economic sanctions against Russia. The current events have had, and could continue to have, an adverse effect on global markets performance and liquidity, thereby negatively affecting the value of a Fund's investments beyond any direct exposure to Russian or Ukrainian issuers. The duration of ongoing hostilities and the vast array of sanctions and related events cannot be predicted. Those events present material uncertainty and risk with respect to markets globally and the performance of a Fund and its investments or operations could be negatively impacted.
Note J—Unaudited Financial Information:
The financial information included in this interim report is taken from the records of each Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

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Financial Highlights ETF Trust
The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. Amounts that do not round to $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that do not round to 0.01% or (0.01)% are presented as 0.00% or (0.00)%, respectively. A "—" indicates that the line item was not applicable in the corresponding period.

	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)[a]	Net Gains or Losses on Securities (both realized and unrealized)	Total Income (Loss) From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions
Carbon Transition & Infrastructure ETF

2/28/2023 (Unaudited)	$24.20	$0.13	$(0.19)	$(0.06)	$(0.20)	$—	$(0.20)
Period from 4/6/2022[g] to 8/31/2022	$25.15	$0.14	$(1.09)	$(0.95)	$—	$—	$—

Commodity Strategy ETF[h]

2/28/2023[i] (Unaudited)	$25.91	$0.20	$(3.15)	$(2.95)	$(0.83)	$—	$(0.83)
Period from 11/1/2021 to 8/31/2022[j,k]	$34.57	$0.04	$2.65	$2.69	$(11.35)	$—	$(11.35)
10/31/2021	$22.52	$(0.09)	$12.27	$12.18	$(0.13)	$—	$(0.13)
10/31/2020	$26.60	$0.18	$(3.82)	$(3.64)	$(0.44)	$—	$(0.44)
10/31/2019	$27.44	$0.53	$(0.71)	$(0.18)	$(0.66)	$(0.00)	$(0.66)
10/31/2018	$28.19	$0.35	$(0.04)	$0.31	$(1.06)	$—	$(1.06)
10/31/2017	$26.55	$0.09	$1.55	$1.64	$—	$—	$—

Disrupters ETF

2/28/2023 (Unaudited)	$19.43	$(0.02)	$0.36	$0.34	$—	$—	$—
Period from 4/6/2022[g] to 8/31/2022	$24.02	$(0.01)	$(4.58)	$(4.59)	$—	$—	$—

Next Generation Connected Consumer ETF

2/28/2023 (Unaudited)	$19.11	$0.01	$1.81	$1.82	$(0.02)	$—	$(0.02)
Period from 4/6/2022[g] to 8/31/2022	$24.16	$0.02	$(5.07)	$(5.05)	$—	$—	$—
See Notes to Financial Highlights

Net Asset Value, End of Period	Total Return[b]	Net Assets, End of Year (in millions)	Ratio of Gross Expenses to Average Net Assets[c]	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate[d]

$23.94	(0.23)[e]	$23.9	0.65%[f]	0.55%[f]	1.06%[f]	0%[e]
$24.20	(3.79)[e]	$5.4	0.65%[f]	0.55%[f]	1.54%[f]	5%[e]

$22.13	(2.20)[e]	$288.0	0.91%[f]	0.68%[f]	3.13%[f]	30%[e]
$25.91	13.67[e]	$209.5	0.92%[f]	0.73%[f]	0.22%[f]	57%[e]
$34.57	54.44[l]	$147.4	0.99%	0.74%	(0.36)%	56%
$22.52	(13.98)	$89.4	0.99%	0.74%	0.74%	109%
$26.60	(0.41)	$145.3	0.96%	0.74%	1.99%	88%
$27.44	1.19	$100.3	0.98%	0.74%	1.31%	107%
$28.19	6.18	$83.1	1.18%	0.85%	0.36%	105%

$19.77	1.76[e]	$11.4	0.65%[f]	0.55%[f]	(0.20)%[f]	13%[e]
$19.43	(19.10)[e]	$5.4	0.65%[f]	0.55%[f]	(0.17)%[f]	9%[e]

$20.91	9.55[e]	$5.2	0.65%[f]	0.55%[f]	0.15%[f]	27%[e]
$19.11	(20.92)[e]	$4.8	0.65%[f]	0.55%[f]	0.23%[f]	28%[e]

Notes to Financial Highlights  (Unaudited)

a	Calculated based on the average number of shares outstanding during each fiscal period.
b
Total return based on per share NAV reflects the effects of changes in NAV on the performance of each
Fund during the each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal will fluctuate and shares, when redeemed, may be worth more or less than original cost. Each of Carbon Transition &
Infrastructure ETF, Disrupters ETF and Next Generation Connected Consumer ETF, is new and has limited performance history that should not be relied on. Past performance, particularly for brief periods of time, are not indicative of future returns. Total return would have been lower if Management had not reimbursed and/or waived certain expenses and/or waived a portion of the investment management fee (for certain periods). Total return would have been higher if Management had not recouped previously reimbursed and/or waived expenses.

c	Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee.
d
Portfolio turnover rate excludes securities received or delivered in-kind. The portfolio turnover rate of
Carbon Transition & Infrastructure ETF, Commodity Strategy ETF, Disrupters ETF and Next Generation
Connected Consumer ETF including securities received or delivered in-kind was 0%, 30%, 59% and 27%, respectively, for the six months ended February 28, 2023. The portfolio turnover rate of Carbon Transition &
Infrastructure ETF, Disrupters ETF and Next Generation Connected Consumer ETF including securities received or delivered in-kind was 8%, 9% and 31%, respectively, for the period ended August 31, 2022.

e	Not annualized.
f	Annualized.
g	The date investment operations commenced.
h	Consolidated financial highlights. See Note A in the Notes to Consolidated Financial Statements.
i	Financial highlights prior to the close of business on October 21, 2022 are of the Predecessor Fund.
j
After the close of business on October 14, 2022, the Predecessor Fund's Institutional Class underwent a reverse stock split. The per share data presented here has been retroactively adjusted to reflect this split. See
Note A of the Notes to Consolidated Financial Statements.

k
The Predecessor Fund changed its fiscal year end from October 31 to August 31. This period represents the ten-month period from November 1, 2021 to August 31, 2022. See Note G of the Notes to Consolidated
Financial Statements for more information.

l	The class action proceeds received in 2021 had no impact on the Fund's total returns for the year ended October 31, 2021.

Directory
Investment Manager
Neuberger Berman Investment Advisers LLC*
1290 Avenue of the Americas
New York, NY 10104-0002
Distributor
Neuberger Berman BD LLC
1290 Avenue of the Americas
New York, NY 10104-0002
Custodian and Transfer Agent
State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111
* Investment Manager and Administrator to Commodity Strategy ETF
For Shareholders, address correspondence to:
Neuberger Berman Funds
John Adams Building
1776 Heritage Drive
North Quincy, MA 02171
Legal Counsel
K&L Gates LLP
1601 K Street, NW
Washington, DC 20006-1600
Independent Registered Public Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

Proxy Voting Policies and Procedures
A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 877-628-2583 (toll-free) and on the SEC’s website at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available upon request, without charge, by calling 877-628-2583 (toll-free), on the SEC’s website at www.sec.gov, and on Neuberger Berman’s website at www.nb.com.
Quarterly Portfolio Schedule
The Trust files a complete schedule of portfolio holdings for each Fund with the SEC for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. The Trust’s Form N-PORT is available on the SEC’s website at www.sec.gov. The portfolio holdings information on Form N-PORT is available upon request, without charge, by calling 877-628-2583 (toll-free).
Neuberger Berman Commodity Strategy ETF: Initial Consideration of the Management Agreement
Prior to approving the management agreement with Neuberger Berman Investment Advisers LLC ("Management") (the "Agreement") with respect to Neuberger Berman Commodity Strategy ETF (the "Fund"), the Board of Trustees (the "Board") of Neuberger Berman ETF Trust (the "Trust"), including the Trustees who are not "interested persons" of the Trust or of Management (including its affiliates), as such term is defined under the Investment Company Act of 1940, as amended ("1940 Act") ("Independent Fund Trustees"), evaluated the Agreement.  Throughout the process, the Independent Fund Trustees were advised by counsel that is experienced in 1940 Act matters and that is independent of Management ("Independent Counsel").  At this meeting, Management explained to the Board its intention to have the Fund acquire the assets of Neuberger Berman Commodity Strategy Fund ("Predecessor Fund") in a tax-free reorganization, subject to the Board's approval and the approval of the Predecessor Fund's Board of Trustees.
In evaluating the Agreement, the Board, including the Independent Fund Trustees, reviewed materials provided by Management and met with senior representatives of Management regarding its personnel, operations, and financial condition as they relate to the Fund.
In connection with its deliberations on the Agreement, the Board also considered the broad range of information relevant to the Agreement that is provided to the Board (including their various standing committees) at meetings throughout the year and for the annual consideration of continuance of contracts for other series of other open-end funds, including the Predecessor Fund, including reports on systems for monitoring portfolio risk, liquidity management, and other portfolio parameters for those series.  The Contract Review Committee, which is comprised of Independent Fund Trustees, was established by the Board to assist in its evaluation and analysis of materials for contract review.  The Board has also established other committees that focus throughout the year on specific areas relevant to contract review, such as performance or compliance matters, and that are charged with specific responsibilities regarding the annual contract review.  Those committees provide reports to the full Board, including the members of the Contract Review Committee, which consider that information as part of a contract review process.
The Independent Fund Trustees receive, at least annually, from Independent Counsel a memorandum discussing the legal standards for their consideration of the Agreement.  During the course of their deliberations regarding their review of the Agreement, the Independent Fund Trustees met with Independent Counsel separately from representatives of Management.
In connection with its approval of the Agreement, the Board evaluated the terms of the Agreement, the overall fairness of the Agreement to the Fund and whether the Agreement was in the best interests of the Fund and its shareholders.  The Board considered all factors it deemed relevant with respect to the Fund, including the following factors: (1) the nature, extent, and anticipated quality of the services to be provided by Management; (2) the expected costs of the services to be provided by Management; (3) the extent to which economies of scale might be realized as the Fund grows; and (4) whether proposed fee levels reflect any such potential economies of scale for the benefit of the Fund's shareholders.  The Board's determination to approve the Agreement was based on a comprehensive consideration of all information provided to the Board.  This description is not intended to include all of the factors considered by the Board.  The Board members did not identify any particular information or factor that was all-important or controlling, and each Trustee may have attributed different weights to the various factors.  The Board focused on the costs and benefits of the Agreement to the Fund and, through the Fund, its shareholders.
With respect to the nature, extent and quality of the services to be provided, the Board considered the investment philosophy and decision-making processes of, and the qualifications, experience, and capabilities of, and the resources available to, the portfolio management personnel of Management who would perform services for the Fund.  The Board noted that Management also would provide certain administrative services, including fund accounting and compliance services.  The Board also considered Management's policies and practices regarding brokerage, commissions and other trading costs, and allocation of portfolio transactions for the Fund.  Moreover, the Board considered Management's approach to potential conflicts of interest both generally and between a fund's investments and those of other funds or accounts managed by Management.  The Board noted the extensive range of services that Management will provide to the Fund beyond the investment management services.  The Board noted that Management will also be responsible for monitoring compliance with the Fund's investment objectives, policies and restrictions, as well as compliance with applicable law, including implementing rulemaking initiatives of the U.S. Securities and Exchange Commission.  The Board considered that Management will assume significant ongoing entrepreneurial and business risks as the investment adviser and sponsor for the Fund, for which it is entitled to reasonable compensation.  The Board also considered that Management's responsibilities will include continual management of investment, operational, cybersecurity, enterprise, legal, regulatory and compliance risks as they relate to the Fund, and the Board considers on a regular basis information regarding Management's processes for monitoring and managing risk.
The Board also noted that the Fund would use the same service providers as the other series of the Trust and considered its review and evaluation, in its capacity as the Board, of Management's activities to oversee the various outside service providers, including its renegotiation of certain service providers' fees and its evaluation of service providers' infrastructure, cybersecurity programs, compliance programs, and business continuity programs, among other matters.  The Board also considered Management's ongoing development of its own infrastructure and information technology that will support the Fund through, among other things, cybersecurity, business continuity planning, and risk management.  The Board noted Management's largely seamless implementation of its business continuity plan in response to the COVID-19 pandemic and its success in continuously providing services to other series of other open-end funds notwithstanding the disruptions caused by the pandemic.  In addition, the Board noted the positive compliance history of Management, as no significant compliance problems were reported to the Board with respect to Management.  The Board also considered the general structure of the portfolio managers' compensation for the Fund, and whether this structure provides appropriate incentives for portfolio managers to act in the best interests of the Fund that they manage.  The Board also considered the ability of Management to attract and retain qualified personnel to service the Fund.
The Board also considered the manner in which Management addressed various matters that have arisen during the year, some of them a result of developments in the broader fund industry or the regulations governing it.  In addition, the Board considered actions taken by Management in response to market conditions over the past year and considered the overall performance of Management in this context.
With respect to the overall fairness of the Agreement, the Board considered the fee structures proposed for the Fund under the Agreement for the shares to be registered initially as compared to a peer group of funds having comparable investment programs, but most of which had net assets of between $10 million and $9.1 billion.  The

Board also considered any fall-out (i.e., indirect) benefits likely to accrue to Management or its affiliates from their relationship with the Fund.  The Board reviewed a comparison of the Fund's proposed management fee to the Predecessor Fund which would be the same.  It considered the benefits to the Predecessor Fund's shareholders from the fact that the total expense ratio of the Fund, after application of the contractual expense limitation, would be lower than the prior total expense ratio of each class of the Predecessor Fund.  The Board also reviewed a comparison of the Fund's total expense ratio against a peer group of comparable funds and noted that the comparative total expense ratio analysis includes, in the Fund's management fee, the separate administrative fees paid to Management.  However, the Board noted the unitary fee structure of the majority of funds in the peer group under which those funds pay for the advisory, supervisory, and administrative services for one set fee and noted the traditional fee structure of the Fund, consisting of separate management and administrative fees.  Accordingly, the Board considered the Fund's total expense ratio as compared with its peer group as a way of taking account of the differences in fee structure between the funds.  The Board noted that the Fund's total expense ratio was lower than the average total expense ratio of the peer group.
In addition, the Board considered the proposed contractual expense limitation for the Fund.  The Board considered that the Fund's fee structure does not provide for a reduction of payments resulting from the use of breakpoints, and concluded that the fee structure was reasonable based in part on the nature of the Fund and its investment strategy, in part based on the proposed expense limitation and the observation that the Fund was priced to scale – that is, the projected expense ratios for the Fund were comparable to those of much larger funds.  The Board concluded that the benefits expected to accrue to Management and its affiliates by virtue of their relationship to the Fund were reasonable in light of the reasonably anticipated costs of providing the investment advisory and other services and the benefits expected to accrue to the Fund.
The Board noted that the Fund did not have performance information since it had not commenced operations.  However, the Board considered the performance information of the Predecessor Fund.  The Board considered that, based on performance data for the periods ended December 31, 2021: (1) as compared to its benchmark, the Predecessor Fund's performance was higher for the 1-, 3-, and 5-year periods; and (2) as compared to its Performance Universe, the Predecessor Fund's performance was in the third quintile for the 1-year period, the second quintile for the 3-year period, and the first quintile for the 5-year period.  The Predecessor Fund was launched in 2012 and therefore does not have 10-year performance.
Conclusions
In approving the Agreement, the Board concluded that, in its business judgment, the terms of the Agreement are fair and reasonable to the Fund and that approval of the Agreement is in the best interests of the Fund and its shareholders.  In reaching this determination, the Board considered that Management could be expected to provide a high level of service to the Fund; that the Fund's proposed fee structure appeared to the Board to be reasonable given the nature, extent, and quality of services expected to be provided; and that the benefits expected to accrue to Management and its affiliates by virtue of their relationship with the Fund were reasonable in light of the reasonably anticipated costs of providing the investment advisory and other services and the benefits expected to accrue to the Fund.

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Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, NY 10104-0002
877.628.2583
www.nb.com/ETF
Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Funds. This report is prepared for the general information of shareholders and is not an offer of shares of the Funds. Shares are sold only through the currently effective prospectus which you can obtain by calling 877.628.2583. An investor should consider carefully a Fund’s investment objectives, risks and fees and expenses, which are described in its prospectus, before investing.

Y0034 04/23

(b) Not applicable to the Registrant.

Item 2.  Code of Ethics.

The Board of Trustees (“Board”) of Neuberger Berman ETF Trust (“Registrant”) has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (“Code of Ethics”).  During the period covered by this Form N-CSR, there were no substantive amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.
A copy of the Code of Ethics is incorporated by reference to Neuberger Berman Income Funds’ Form N-CSR, Investment Company Act file number 811-03802 (filed June 30, 2020). The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).

Item 3.  Audit Committee Financial Expert.

Not applicable to semi-annual reports on Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

Not applicable to semi-annual reports on Form N-CSR.

Item 5.  Audit Committee of Listed Registrants.

Not applicable to the Registrant.

Item 6.  Investments.

(a)	The complete schedule of investments for each series is disclosed in the Registrant’s semi-annual report, which is included in Item 1 of this Form N-CSR.

(b)	Not applicable to the Registrant.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10.  Submission of Matters to a Vote of Security Holders.

There were no changes to the procedures by which shareholders may recommend nominees to the Board.

Item 11.  Controls and Procedures.

(a)
Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report, the Chief Executive Officer and President and the Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.

(b)
There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 13.  Exhibits.

(a)(1)	A copy of the Code of Ethics is incorporated by reference to Neuberger Berman Income Funds’ Form N-CSR, Investment Company Act file number 811-03802 (filed June 30, 2020).

(a)(2)	The certifications required by Rule 30a-2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.

(a)(3)	Not applicable to the Registrant.

(a)(4)	Not applicable to the Registrant.

(b)	The certification required by Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act is furnished herewith.

The certification furnished pursuant to Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liability of that section.  Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Registrant specifically incorporates it by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Neuberger Berman ETF Trust

By:	/s/ Joseph V. Amato
Joseph V. Amato
Chief Executive Officer and President

Date: May 4, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Joseph V. Amato
Joseph V. Amato
Chief Executive Officer and President

Date: May 4, 2023

By:	/s/ John M. McGovern
John M. McGovern
Treasurer and Principal Financial and Accounting Officer

Date: May 4, 2023